Exhibit 10.1







                          SENIOR SECURED LOAN AGREEMENT


Agreement No.                                          Dated as of March 2, 1999
             -------------

                                      among

                            GATX CAPITAL CORPORATION
                             Four Embarcadero Center
                                   Suite 2200
                             San Francisco, CA 94111

                                    as Lender

                                       and

                         CHADMOORE WIRELESS GROUP, INC.
                             a Colorado corporation
                             2875 East Patrick Lane
                             Las Vegas, Nevada 89120

                AND ITS SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO

                                  as Borrowers

       This SENIOR SECURED LOAN AGREEMENT, dated as of March 2, 1999 (this "Agreement"), is entered into by and among GATX CAPITAL CORPORATION ("Lender"), CHADMOORE WIRELESS GROUP, INC. ("Chadmoore"), and the SUBSIDIARIES OF CHADMOORE LISTED ON SCHEDULE 1 HERETO (collectively, the "Chadmoore Subsidiaries" and, together with Chadmoore, the "Borrowers").

                                   ARTICLE I

                                 INTERPRETATION
                                 --------------

1.01. Certain  Definitions.
      --------------------
       Unless otherwise indicated in this Agreement or any other Operative Document, the following terms, when used in this Agreement or any other Operative Document, shall have the following respective meanings:

       "Acquisition Transaction" shall have the meaning given to that term in
Section 7.01(e).

       "Adjusted Consolidated Tangible Net Worth" shall mean, as of any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Chadmoore and its Subsidiaries minus intangible assets, on a consolidated basis determined in accordance with GAAP, plus the aggregate book value of all FCC Licenses owned by Chadmoore and its Subsidiaries.

       "Affiliate" with respect to any Person, shall mean (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person, shall mean an Affiliate of Chadmoore.

       "Agreement" has the meaning given to that term in the introductory paragraph hereof.

       "Borrowers" has the meaning given to that term in the introductory paragraph hereof.

       "Applicable Premium" shall mean an amount equal to the amount determined by multiplying the principal amount being prepaid by:

       3.0% if the date of prepayment is after the 8th Payment Date and on or prior to the 12th Payment Date

       2.0% if the date of prepayment is after the 12th Payment Date and on or prior to the 16th Payment Date

       1.0% if the date of prepayment is after the 16th Payment Date and on or prior to the 20th Payment Date provided, however, that if at the time of prepayment of a Loan the U.S. Treasury note rate for notes of a similar term (the "New Rate") has declined from the U.S. Treasury note rate used in the calculating the Loan Rate for such Loan (the "Old Rate"), then there shall be added to the premium determined above an amount equal to the difference between the amount determined under the following formula at the New Rate and the amount determined pursuant to the following formula at the Old Rate:

The amount equal to the excess of (x) the sum of the present values, at the date of prepayment of the amount of each remaining scheduled payment of interest on and principal on a Loan, or portion of such payment, which will not be required to be made as a result of such prepayment (each such payment an "Amount Payable") (each such Amount Payable discounted separately at the Old Rate or the New Rate, as applicable, compounded quarterly, from the date such Amount Payable would be due), over (y) the principal amount of such Note to be prepaid. The "New Rate" shall be the yield (as quoted in The Wall Street Journal on the date which is three (3) Business Days prior to the date of prepayment) on U.S. Treasury securities adjusted to a constant maturity equal to the Treasury Note Maturity.

       "Borrower's Home State" shall mean the state in which a Borrower's principal place of business is located.

       "Business Day" shall mean any day other than a Saturday, Sunday or public holiday under the laws of California, Illinois or Nevada or any other day on which banking institutions are authorized or obligated to close in California, Illinois or Nevada.

       "Business Plan" shall mean the Business Plan of Chadmoore dated as of January 1999, attached hereto as Exhibit H.

       "Capitalized Costs" shall mean all capitalized third party expenses necessary for the implementation of the Business Plan, including engineering fees and site acquisition and site improvement costs.

       "CCI" shall mean Chadmoore Communications, Inc.

       "Chadmoore Subsidiaries" has the meaning given to that term in the introductory paragraph hereof.

       "Claim" has the meaning given to that term in Section 10.03.

       "CMRS" shall mean CMRS Systems, Inc.

       "Code" has the meaning given in Section 3.01(n).

       "Collateral" has the meaning given to that term in the Security
Agreement.

       "Commercialized Market" shall mean a Market which has been producing revenues for at least six months.

       "Commitment Fee" has the meaning given to that term in Section 2.04.

       "Commitment Termination Date" shall mean December 31, 1999.

       "Communications Act" shall mean the Communications Act of 1934, as amended and the rules and regulations issued thereunder, as in effect from time to time.

       "Consolidated Income Tax Expense" shall mean, with respect to any period, the provision for federal, state, local, foreign and other income taxes of Chadmoore and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

       "Consolidated Interest Expense" shall mean , with respect to any period, without duplication, the sum of (i) the interest expense of Chadmoore and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount,
(b) the net cost under interest rate hedging arrangement (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and similar transactions and (e) all capitalized interest and accrued interest, (ii) the interest component of capital leases paid, accrued and/or scheduled to be paid or accrued by Chadmoore and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP, (iii) the portion of any rental obligation in respect of any sale/leaseback transaction allocable to interest expense (determined as if such were treated as a capital lease), and (iv) the amount of dividends and distributions in respect of Preferred Stock or Disqualified Stock paid by Chadmoore's Subsidiaries to a Person other than Chadmoore or any Subsidiary of Chadmoore or by Chadmoore during such period.

       "Consolidated Net Income" shall mean, with respect to any period, the net income (or loss) of Chadmoore and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, adjusted, to the extent included in calculating such consolidated net income (or loss) by excluding, without duplication, (i) all extraordinary, unusual or nonrecurring gains or losses and all gains or losses from sales or other dispositions of assets out of the ordinary course of business (net of taxes, fees and expenses relating to the transaction giving rise thereto) for such period, (ii) that portion of such net income (or loss) derived from or in respect of Investments in Persons other than Chadmoore's Subsidiaries, except to the extent of any cash dividends actually received by Chadmoore or a Subsidiary of Chadmoore (subject, in the case of any Subsidiary, to the provisions of clause (vi) of this definition); (iii) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan during such period, (iv) that portion of such net income (or loss) allocable to minority interests in any Subsidiary for such period, (v) net income (or loss) of any other Person combined with Chadmoore or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination and (vi) the net income of any Subsidiary for such period to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its stockholders.

       "Consolidated Operating Cash Flow" shall mean, with respect to any period, Consolidated Net Income for such period (a) increased (without duplication), to the extent deducted in arriving at such Consolidated Net Income, by the sum of (i) Consolidated Income tax expense for such period; (ii) Consolidated Interest Expense for such period; and (iii) depreciation, amortization and any other non cash items for such period of Chadmoore and its Subsidiaries (other than any non cash item which requires the accrual of, or a reserve for, cash charges for any future period), including, without limitation, amortization of capitalized debt issuance costs for such period, all determined on a consolidated basis in accordance with GAAP, and (b) decreased by any non cash items (including non recurring gains and non recurring items of income) to the extent they increased Consolidated Net Income for such period (including any partial or complete reversal of reserves taken in a prior period).

       "Consolidated Total Indebtedness" shall mean as of any date of determination, an amount equal to the aggregate amount of all Indebtedness of Chadmoore and its Subsidiaries outstanding as of such date of determination.

       "Credit Amount" shall mean the maximum amount that Lender is committed to lend (if the conditions specified in Article VIII are satisfied) under the terms of Section 2.01.

       "Current Assets" shall mean the aggregate amount of the current assets of Chadmoore and its Subsidiaries which would be set forth on the balance sheet of Chadmoore in accordance with GAAP.

       "Current Liabilities" shall mean the aggregate amount of the current liabilities of Chadmoore and its Subsidiaries which would be set forth on the balance sheet of Chadmoore in accordance with GAAP, excluding (i) the current portion of the Loans made pursuant to this Agreement and (ii) the current portion of Indebtedness to Cygni S.A.

       "Default" shall mean any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

       "Default Rate" shall mean the per annum rate of interest equal to the higher of (i) 18% or (ii) the Prime Rate plus 6%, but such rate shall in no event be more than the highest rate permitted by applicable law.

       "Disclosure Schedule" shall mean the disclosure schedule attached hereto as Schedule 3 setting forth certain disclosures related to Chadmoore and the Subsidiaries. Each item set forth in the Disclosure Schedule shall set forth the Section of this Agreement to which it relates.

       "Disqualified Stock" means, with respect to any Person, any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or becomes mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or becomes exchangeable for Indebtedness at the option of the holder thereof, or becomes redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Loans.

       "Eligible Equipment" shall mean network infrastructure equipment consisting primarily of Motorola and Uniden controllers and repeaters, Celewave, Sinclair, D&L and Comtelco antennas, Celewave, Telewave and Sinclair combiners and multicouplers; Celewave amplifiers and other equivalent equipment, which is type-accepted or certified by the FCC to the extent required by the FCC Rules and which complies with all of the representations and warranties to Lender.

       "Employee Benefit Plan" has the meaning given to that term in Section 3.01(m).

       "Environmental Law" shall mean the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other federal, state, local, foreign or international statute, law, ordinance, code, rule, regulation, order, writ, judgment, or decree (in each case having the force of law) (i) regulating, imposing liability or standards of conduct concerning the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material, as now or at any time hereafter in effect, or (ii) pertaining to the protection of the health and safety of employees or the public.

       "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

       "ERISA" has the meaning given to that term in Section 3.01(m).

       "ERISA Affiliate" has the meaning given to that term in Section 3.01(m).

       "Event of Default" has the meaning given to that term in Section 9.01.

       "Facility" shall mean any facility being operated by the Borrowers and their Subsidiaries in connection with the management and operation of their business.

       "FCC" shall mean the Federal Communications Commission or any successor thereto.

       "FCC Licenses" shall mean any FCC license, permit, certificate, ordinance, approval or other authorization, or any renewal or extension thereof issued by the FCC.

       "FCC Rules" shall mean the rules, regulations and policies of the FCC.

       "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

       "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with GAAP. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

       "Funding Date" shall mean any date on which a Loan is made to or on account of a Borrower under this Agreement.

       "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

       "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

       "Guarantor" has the meaning given in the Guaranty.

       "Guaranty" means the Guaranty in the form attached hereto as Exhibit G.

       "Hazardous Material" means any hazardous, dangerous or toxic material, pollutant, waste or other substance, whether solid, liquid or gaseous in nature, which is regulated by any federal, state, local, foreign or international governmental authority.

       "Indebtedness" shall mean, with respect to Chadmoore or any Subsidiary, the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments, (d) all obligations with respect to capital leases, (e) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than 180 days), (g) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, (h) all obligations or liabilities of others guaranteed by such Person; and (i) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term "Indebtedness" shall include all Indebtedness of Chadmoore and the Subsidiaries.

       "Initial Loan" has the meaning given in Section 2.02(a).

       "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (a) and (b) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales or non-exclusive licensing in the ordinary course of such Person's business.

       "Landlord Consent" shall mean a consent in the form of Exhibit B or such other form as Lender may agree to accept.

       "Lender" has the meaning given to that term in the introductory paragraph hereof.

       "Lien" shall mean any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreements, charge, claim, encumbrance or other lien in favor of any Person.

       "Loan" shall mean a loan advanced by Lender to a Borrower under this Agreement.

       "Loan Margin" shall mean 550 basis points (5.5%).

       "Loan Rate" shall mean, with respect to the Loan, the per annum rate of interest (based on a year of twelve 30 day months) equal to the sum of (a) the U.S. Treasury note rate of a term equal to the Treasury Note Maturity as quoted in The Wall Street Journal on the date of funding of each Loan, plus (b) the Loan Margin.

       "Management Agreement" shall mean any agreement between a Borrower and/or any of its Subsidiaries, on the one hand, and any Other Licensee, on the other, pursuant to which a Borrower and/or any of its Subsidiaries operates and/or manages Facilities for which any FCC Licenses or Other Authorizations are held by such Other Licensee

       "Market" shall mean the geographical markets covered by the approximately thirty (30) mile radius from the geographical center of the cities identified in the Business Plan, as updated from time to time.

       "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Borrowers taken as a whole; (b) the ability of a Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Operative Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Operative Document; or (c) the rights, remedies and security interests of Lender under this Agreement, the other Operative Documents or any related document, instrument or agreement or on any item of Collateral.

       "Multiemployer Plan" has the meaning given to that term in Section
3.01(m).

       "Non-Utilization Fee" has the meaning set forth in Section 2.05.

       "Note" or "Notes" shall mean the secured promissory note or notes, as applicable, of a Borrower substantially in the form of Exhibit A.

       "Obligations" shall mean and include all Loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Borrowers to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Agreement, the Notes and the other Operative Documents, including, all interest, fees, charges, premium payable under this Agreement, expenses, reasonable attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Borrowers hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S.
C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

       "Operative Documents" shall mean this Agreement, the Notes, the Guaranty, the Security Agreement, the Warrants, the Landlord Consent(s), if any, and all other documents, instruments and agreements executed and delivered in connection herewith or therewith or in respect of the closing of the transactions contemplated hereby or thereby.

       "Origination Fee" has the meaning given to that term in Section 2.04.

       "Other Authorization" shall mean any license, permit, certificate, ordinance, approval or other authorization specifically related to the use of specialized mobile radio frequencies or the operation of a specialized mobile radio business, or any renewal or extension thereof, from any Governmental Authority other than the FCC, which are listed on Schedule 1-D to the Security Agreement.

       "Other Licensee" shall mean any party, other than the Borrowers or any of their Subsidiaries, that holds an FCC License or Other Authorization for a Facility being operated or managed by the Borrower or any of its Subsidiaries in connection with the management and operation of their business.

       "Participant" has the meaning given to that term in Section 10.10.

       "Payment Date" means the last Business Day of each calendar quarter.

       "Permitted Indebtedness" shall mean and include:
[1]
       (a) Indebtedness of the Borrowers to Lender;

       (b) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule;

       (c) Indebtedness of a Borrower to any other Borrower; and

       (d) Subordinated Indebtedness, so long as no Default or Event of Default exists prior to the incurrence thereof or would exist immediately after giving effect thereto.

       "Permitted Investments" shall mean and include:
[2]
       (a) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance;

       (b) Investments in open market commercial paper rated at least "A1" or "P1" or higher by a national credit rating agency and maturing not more than one
(1) year from the creation thereof;

       (c) Other liquid Investments maturing not more than one (1) year from the date of issuance permitted under a written investment policy of Chadmoore approved by its Board of Directors and by Lender in writing;

       (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

       (e) Investments existing on the date of this Agreement and disclosed in the Disclosure Schedule;

       (f) Investments by a Borrower in any other Borrower;

       (g) Investments consisting of loans and advances to employees aggregating not in excess of Twenty-Five Thousand Dollars ($25,000) at any time;

       (h) Investments consisting of deposit accounts of a Borrower in which Lender has a perfected security interest; and

       (i) Other Investments aggregating not in excess of One Hundred Thousand Dollars ($100,000) at any time.

       "Permitted Liens" shall mean:

       (a) The Lien created by this Agreement;

       (b) Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any item of Collateral and that a Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of such Borrower);

       (c) Liens identified on the Disclosure Schedule;

       (d) Liens and deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or to secure indemnity, performance or other similar bonds in the ordinary course of business;

       (e) Liens upon any equipment or other personal property acquired by a Borrower after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) capital lease obligations or indebtedness otherwise permitted under this Agreement and incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that (A) such Liens are confined solely to the equipment or other personal property so acquired (together with accessions thereto, substitutions therefore and proceeds thereof), and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of a Borrower's officers, directors or shareholders holding five percent (5%) or more of a Borrower's Equity Securities;

       (f) Easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property;

       (g) Liens arising solely by virtue of any contractual, statutory or common law provision relating to banker's liens, rights of set-off or similar rights as to deposit accounts and other fund maintained with a depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by a Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by such Borrower to provide collateral to the depository institution;

       (h) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; and

       (i) Non-exclusive licenses of Intellectual Property entered into in the ordinary course of business.

       "Person" shall mean and include an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

       "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date hereof, and including, without limitation, all classes and series of preferred or preference stock of such Person.

       "Prime Rate" shall mean the interest rate per annum publicly announced from time to time by Bank of America NT & SA (or its successor) as its reference rate, but such rate shall in no event be more than the highest interest rate permitted by applicable law.

       "REI" shall mean Recovery Equity Investors, L.P., a Delaware limited partnership.

       "Representative" shall have the meaning given to that term in Schedule 1.

       "Security Agreement" shall mean the Security Agreement in the form attached hereto as Exhibit G.

       "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute an unreasonably small capital.

       "State PUC" shall mean any state administrative agency that has primary jurisdiction for the regulation of specialized mobile radio services or telecommunications services.

       "State PUC Rules" shall mean the rules, regulations and policies of any State PUC.

       "Subordinated Indebtedness" shall mean unsecured Indebtedness subordinated to the Obligations on terms and conditions, including no payments of principal while the Obligations are outstanding, acceptable to Lender in its sole and absolute discretion.

       "Subsidiary" shall mean, with respect to any Person, a Person of which a majority of the outstanding voting stock or other Equity Securities is owned by such Person directly or indirectly through Subsidiaries.

       "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

       "Term" shall mean the period from and after the date hereof until the payment or satisfaction in full of all Obligations under this Agreement and the other Operative Documents.

       "Transfer" shall have the meaning given to that term in Section 7.01(c).

       "Transfer Agreement" shall mean any agreement between the Borrower and/or any of its Subsidiaries, on the one hand, and any Other Licensee, on the other, pursuant to which such Borrower and/or any of its Subsidiaries has the right to effectuate, subject to FCC approval, the transfer of any FCC Licenses or Other Authorizations held by such Other Licensee with respect to Facilities operated and/or managed by a Borrower or a Subsidiary of a Borrower.

       "Treasury Note Maturity" shall mean five (5) years.

       "Warrants" shall mean warrants, each substantially in the form of Exhibit E, to purchase up to 1,417,500 shares of common stock of Chadmoore.

1.02. Headings. Headings in this Agreement and each of the other Operative Documents are for convenience of reference only and are not part of the substance hereof or thereof.

1.03. Plural Terms. All terms defined in this Agreement or any other Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

1.04. Construction. This Agreement is the result of negotiations among, and has been reviewed by, the Borrowers and Lender and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Borrowers or Lender.

1.05. Entire Agreement. This Agreement, together with the terms set forth in each of the other Operative Documents, taken together, constitute and, contain the entire agreement of the Borrowers and Lender and, with regard to their respective subject matters, supersede any and all prior agreements, term sheets, negotiations, correspondence, understandings and communications among the parties, whether written or oral, with respect to their respective subject matters.

1.06. Other Interpretive Provisions. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Operative Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Operative Document shall refer to this Agreement or such other Operative Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Operative Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Operative Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Operative Document, all accounting terms used in this Agreement or any other Operative Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.


                                   ARTICLE II

                                   THE CREDIT
                                   ----------

2.01. Credit Facility.
      ---------------

       (a) Availability. On the terms and subject to the conditions hereof and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to make Loans to the Borrowers in the aggregate principal amount of Thirteen Million Five Hundred Thousand Dollars ($13,500,000).

       (b) Increased Availability. On or prior to one hundred twenty (120) days after the funding of the first Loan, Lender, in its sole and absolute discretion, will notify Borrower whether or not it will make available any additional Loans up to a total aggregate principal amount of $27,000,000 to Borrower under this Agreement; provided, however, that Lender shall have no obligation to make or make available any such additional Loans.

       (c) Partial Collateral Release. If one hundred twenty (120) days after the funding of the first Loan, Lender does not make available additional Loans pursuant to Section 2.01(b) in the aggregate principal amount of Twenty-Seven Million Dollars ($27,000,000) and if the aggregate value of the Collateral is in excess of two times the aggregate outstanding amount of the Loans, then Lender agrees to release its security interest in portions of the Collateral. The release of the security interest in any portion of the Collateral pursuant to this Section 2.01(c) shall be subject to the following conditions: (i) Borrower shall deliver a Collateral Release Certificate in the form of Schedule 6 attached hereto and in substance satisfactory to Lender, certifying that the aggregate value of the Collateral (calculated solely (i) on the value of the FCC Licenses held by the Borrowers based on an orderly liquidation value appraisal of such FCC Licenses conducted by an independent appraiser selected by Lender and (ii) the equipment owned by the Borrowers based on the net book value of all such equipment) is in excess of two times the aggregate outstanding amount of the Loans, (ii) Lender shall have the sole and absolute discretion to determine which portions of the Collateral shall not be released from the security interest of the Lender such that after giving effect to such release, the aggregate value of the Collateral (calculated as set forth in Section 2.01(c)(i)) subject to Lender's security interest is no more than two times the aggregate outstanding amount of the Loans, and (iv) Borrower shall pay all expenses and costs incurred in connection with the release of any security interest in the Collateral. Notwithstanding anything contained in this Section 2.01(c), Lender shall have no obligation to release any Collateral consisting of Equity Securities pledged to the Lender by any of the Borrowers.

       (d) Frequency; Identity of Borrower. Loans shall be made to the Borrowers not more often than quarterly. Lender shall advance a Loan only to the Borrower that will utilize the proceeds of such Loan, provided however that (i) Loans may be advanced by Lender to CCI or any of its Subsidiaries if the proceeds of such Loan shall be utilized by CCI or any of its Subsidiaries and (ii) Loans may be advanced by Lender to CMRS or any of its Subsidiaries if the proceeds of such Loan shall be utilized by CMRS or any of its Subsidiaries.

       (e) Loan Interest Rate. The Borrowers shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, at a per annum rate of interest equal to the Loan Rate determined in accordance with the definition of Loan Rate. The interest rate applicable to each Loan shall be fixed upon the funding of each Loan and will not be subject to change as the Loan Rate changes. All computations of interest on Loans shall be based on a year of twelve 30 day months. If any Borrower pays interest on any Loan which is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the applicable Loan.

       (f) Payments of Principal and Interest. With respect to each Loan, the applicable Borrower shall make payments of accrued interest only on the aggregate outstanding principal amount of such Loan on each Payment Date through and including March 31, 2000. Thereafter, with respect to each Loan, on each Payment Date, commencing on June 30, 2000, the applicable Borrower shall make payments of principal equal to 5.0% of the original principal amount of such Loan, plus accrued interest (at the rate applicable to such Loan) on the unpaid principal balance of such Loan, until such Loan is paid in full. Payments of principal and interest on the Loans may not be prepaid except as set forth in
Section 2.02(e).

2.02.  Use of Proceeds; the Loans and the Notes; Disbursement.
       ------------------------------------------------------

       (a) Use of Proceeds. The proceeds of the Loans shall be used solely for acquisition of Eligible Equipment and the funding of Capitalized Costs to build out the Borrowers' network infrastructure and working capital consistent with the Business Plan. With respect to the initial Loan made hereunder (the "Initial Loan"), the proceeds may be used for the repayment of the Indebtedness set forth on Schedule 3 hereto.

       (b) The Loans and the Notes. The obligation of a Borrower to repay the aggregate unpaid principal amount of and interest on each Loan to such Borrower shall be evidenced by a Note. Lender may, and is hereby authorized by each Borrower to, endorse on a grid annexed to such Note appropriate notations regarding such Loan; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the obligations of a Borrower hereunder or under such Note.

       (c) Disbursement. Subject to the satisfaction of the conditions set forth in this Agreement, Lender shall disburse the Loans by wire transfer to the applicable Borrower unless otherwise directed in writing by such Borrower.

       (d) Termination of Commitment to Lend. Notwithstanding anything to the contrary in the Operative Documents, Lender's obligation to lend the undisbursed portion of the Credit Amount to the Borrowers hereunder shall terminate on the earlier of (i) the occurrence of any Event of Default hereunder, and (ii) the Commitment Termination Date.

       (e) Optional Prepayment with Premium. Prior to January 1, 2002, there shall be no prepayment of the Loans (other than scheduled prepayments pursuant to Section 2.01(c)) in whole or in part. The Borrowers may, at their option, at any time on or after January 1, 2002, prepay the Loans, either in whole or from time to time in any part of the principal amount thereof equal to $5,000,000 or more, at a prepayment price equal to the principal amount of each Loan so to be prepaid, plus interest accrued thereon through and including the date of such prepayment, plus a premium equal to the Applicable Premium with respect to such Loan.

2.03.  Other Payment Terms.
       -------------------

       (a) Place and Manner. The Borrowers shall make all payments due to Lender in lawful money of the United States, in immediately available funds, at the address for payments and in the manner specified in Section 10.05(b).

       (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

       (c) Default Rate. If an Event of Default has occurred and is continuing, the applicable Borrower shall pay interest on the aggregate, outstanding principal balance of each Loan from the date of the Event of Default until all Events of Defaults are cured, at a per annum rate equal to the Default Rate, such rate to change from time to time as the Prime Rate shall change. All computations of such interest at the Default Rate shall be based on a year of 360 days and twelve 30 day months.

2.04.  Origination  Fee.
       ----------------
       Chadmoore will pay to Lender an origination fee (the "Origination Fee") in the amount of Seventy-Five Thousand Dollars ($75,000), of which Lender acknowledges receipt of Twenty-Five Thousand Dollars ($25,000). Chadmoore will pay the balance of the Origination Fee in the amount of Fifty Thousand Dollars ($50,000) upon the funding of the Initial Loan.

2.05.  Non-Utilization Fee.
       -------------------
       If the Loans funded under this Agreement are less than $10,800,000 in the aggregate as of the Commitment Termination Date, then within ten Business Days thereof, the Borrowers shall pay to Lender a non-utilization fee (the "Non-Utilization Fee") equal to one and one-quarter percent (1.25%) of the difference between the Credit Amount and the aggregate amount of the Loans actually funded.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

3.01.  Representations and Warranties.
       ------------------------------
       Except as set forth in the Disclosure Schedule, each Borrower makes the following representations and warranties to Lender as of the date hereof and again on each Funding Date:

       (a) Due Incorporation, Qualification, etc. Each of such Borrower and its Subsidiaries (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and as contemplated in the Business Plan; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation or limited liability company in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

       (b) Authority. The execution, delivery and performance by such Borrower of each Operative Document to be executed by such Borrower and the consummation of the transactions contemplated thereby (i) are within the power of such Borrower and (ii) have been duly authorized by all necessary actions on the part of such Borrower.

       (c) Enforceability. Each Operative Document executed, or to be executed, by such Borrower has been, or will be, duly executed and delivered by such Borrower and constitutes, or will constitute, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

       (d) Non-Contravention. The execution and delivery by such Borrower of the Operative Documents executed by such Borrower and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the articles of incorporation or bylaws or certificate of formation or limited liability company agreement of such Borrower or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Borrower;
(ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which such Borrower is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Borrower (other than any Lien arising under the Operative Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to such Borrower, its business or operations, or any of its assets or properties.

       (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Borrower and the performance and consummation of the transactions contemplated thereby.

       (f) No Violation or Default. None of such Borrower or such Borrower's Subsidiaries is in violation of or in default with respect to (i) its articles of incorporation or bylaws or certificate of formation or limited liability company agreement or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, none of such Borrower or such Borrower's Subsidiaries (A) has violated any Environmental Law, (B) has any liability under any Environmental Law or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Law, where such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

       (g) Permits; Licenses; FCC Matters.

       (i) To such Borrower's best knowledge and belief after diligent inquiry including discussions with FCC counsel, each Facility being operated by such Borrower and its Subsidiaries in connection with the management and operation of their business as now conducted, and as contemplated to be conducted in the Business Plan, have been and are being operated in material accordance with the terms and conditions of such Borrower's and its Subsidiaries' FCC Licenses or Other Authorizations and in compliance with any applicable law, including the requirements of the Communications Act and the FCC Rules.

       (ii) Except as set forth in the Disclosure Schedule, such Borrower and its Subsidiaries, in their ownership, management and operation of their business, as now conducted and as contemplated to be conducted in the Business Plan, are not operating any of their Facilities for which any FCC License or any Other Authorization is required, other than such Facilities for which an appropriate FCC License (or any Other Authorization) has been obtained and is in effect.

       (iii) Part 1 of Schedule 1-C of the Security Agreement contains a complete list of all FCC Licenses used by such Borrower or any of its Subsidiaries, including the correct expiration date of each such FCC License.
Part 2 of Schedule 1-C of the Security Agreement contains a complete list of those FCC Licenses held by Other Licensees that are used by the Borrowers or any of their Subsidiaries pursuant to the terms of a Management Agreement that is valid and enforceable, including the correct expiration date of each such FCC License. Part 1 of Schedule 1-D of the Security Agreement contains a complete list of all Other Authorizations used by such Borrower or any of its Subsidiaries, including the correct expiration date of each such Other Authorization, if any. Part 2 of Schedule 1-D of the Security Agreement contains a complete list of each Other Authorization held by Other Licensees that are used by the Borrowers or any of their Subsidiaries pursuant to the terms of a Management Agreement that is valid and enforceable, including the correct expiration date of each such Other Authorization.

       (iv) The FCC Licenses listed on Schedule 1-C of the Security Agreement, together with the Other Authorizations, if any, and the other permits, licenses, authorizations and approvals currently held or obtained by such Borrower and its Subsidiaries, constitute collectively all of the permits, licenses, authorizations and approvals necessary or advisable for such Borrower and its Subsidiaries to acquire, own, lease, control, manage and operate their business as now conducted, and as contemplated to be conducted in the Business Plan.

       (v) Except as set forth in the Disclosure Schedule (with a listing of each license with respect to which the following is not true), (1) each of the FCC Licenses on Schedule 1-C of the Security Agreement is validly issued, (2) is in full force and effect, (3) has not been suspended, revoked, canceled, or modified in any adverse way, and (4) is not subject to any conditions or requirements that are not generally imposed by the FCC upon the holders of FCC Specialized Radio licenses. Each of the Other Authorizations, if any, held by such Borrower and its Subsidiaries is validly issued, is in full force and effect, has not been suspended, revoked, or canceled, or modified in any adverse way, and is not subject to any conditions or requirements that are not generally imposed upon the holders of similar types of permits, licenses, authorizations or approvals.

       (vi) Neither such Borrower nor any of its Subsidiaries has, nor will full implementation and development of the Business Plan cause such Borrower or any of its Subsidiaries to have, an attributable interest (as such term is defined in 47 C.F.R. 20.6) in a total of more than 45 MHz of Commercial Mobile Radio Service ("CMRS") spectrum with significant overlap in any geographic area (as such concept is defined in 47 C.F.R. 20.6).

       (vii) To the best of their knowledge after due inquiry, neither such Borrower nor any of its Subsidiaries has foreign ownership that would cause it to exceed the foreign ownership limitations of Section 310(b) of the Communications Act, including the twenty-five percent (25%) indirect and direct ownership threshold of Section 310(b)(4) of the Communications Act. If all of the Warrants were exercised on the date on which this representation is being made, such exercise would not cause such Borrower or any of its Subsidiaries to exceed the foreign ownership limitations of Section 310(b) of the Communications Act, including the twenty-five percent (25%) indirect and direct ownership threshold of Section 310(b)(4) of the Communications Act.

       (viii) To Borrower's best knowledge and belief after diligent inquiry including discussions with FCC counsel, each of such Borrower, its Subsidiaries, the Other Licensees and the Facilities is or are in compliance in all material respects with: the terms and conditions of the FCC Licenses listed on Schedule 1-C of the Security Agreement, the Communications Act, the FCC Rules, any applicable public utilities laws, and the State PUC Rules, and any other applicable laws, regulations, permits, licenses, authorizations, or approvals.

       (ix) Except as set forth in the Disclosure Schedule, each of such Borrower , its Subsidiaries, and with respect to the FCC Licenses listed on Part 1 of Schedule 1-C of the Security Agreement, the Other Licensees, has taken all actions and performed all obligations that are necessary to comply in all material respects with the terms and conditions of the FCC Licenses listed on
Schedule 1-C of the Security Agreement and to maintain such FCC Licenses in full force and effect and without adverse modification or impairment. Each of such Borrower, its Subsidiaries, and with respect to the Other Authorizations listed on Part 2 of Schedule 1-C of the Security Agreement, the Other Licensees, has taken all actions and performed all obligations that are necessary to comply in all material respects with the terms and conditions of its Other Authorizations. Each of such Borrower and its Subsidiaries has taken all actions and performed all obligations that are necessary to comply in all material respects with the terms and conditions of its other permits, licenses, authorizations or approvals and to maintain such permits, licenses, authorizations or approvals in full force and effect and without adverse modification or impairment except where the occurrence of any such suspension, revocation or cancellation or the imposition of any such requirement could not reasonably be expected to have a Material Adverse Effect.

       (x) The Management Agreements are each legal, valid and binding on the parties thereto, are each in the form of one of the three Forms of Management Agreements attached hereto as Exhibit I, permit such Borrower or such Subsidiary to use the FCC Licenses listed on Part 2 of Schedule 1-C of the Security Agreement and the Other Authorizations, if any, listed on Part 2 of Schedule 1-D, and are enforceable in accordance with their terms. The Transfer Agreements are each legal, valid and binding on the parties thereto, permit such Borrower or such Subsidiary to effectuate, subject to FCC approval, the transfer to such Borrower or such Subsidiary of the FCC Licenses listed on Schedule 1-C-2 of the Security Agreement and the Other Authorizations listed on Schedule 1-D-2 of the Security Agreement, and are enforceable in accordance with their terms.

       (xi) Such Borrower and its Subsidiaries have no reason to believe that the FCC Licenses listed on Schedule 1-C of the Security Agreement will not be renewed by the FCC on a routine basis and in the ordinary course. Such Borrower and its Subsidiaries have no reason to believe that the Other Authorizations, if any, listed on Schedule 1-C of the Security Agreement will not be renewed by a State PUC on a routine basis and in the ordinary course. Such Borrower and its Subsidiaries have no reason to believe that the other permits, licenses, authorizations or approvals used by such Borrower and its Subsidiaries will not be renewed by the relevant authority on a routine basis and in the ordinary course. To such Borrower's best knowledge and belief after diligent inquiry including discussions with FCC counsel, such Borrower and its Subsidiaries have duly, timely, and accurately filed all reports and documents required by the Communications Act, required by the FCC Rules, requested by the FCC, required by any applicable public utilities laws, required by any State PUC Rules, or requested by any State PUC.

       (xii) None of such Borrower, any of its Subsidiaries, or with respect to FCC Licenses held by Other Licensees, any of the Other Licensees, is a party to, or has any reason to believe that any of such Borrower, any of its Subsidiaries or any of the Other Licensees, is or will be threatened with, any material investigation, notice of apparent liability, violation, forfeiture or other notice, order or complaint issued by or before the FCC, or any other notice, order or complaint issued by or before the FCC, or any other proceeding (other than proceedings of general applicability) that questions the validity of, contests or could reasonably be expected to threaten or adversely affect the validity or continued effectiveness of any of the FCC Licenses listed on
Schedule 1-C of the Security Agreement, any Other Authorization or of any other material permits, licenses, authorizations or approvals.

       (xiii) None of such Borrower, any of its Subsidiaries, or with respect to FCC Licenses held by Other Licensees, any of the Other Licensees, has received any notice or any other formal or informal communication to the effect, or is aware of any facts indicating, that either such Borrower, its Subsidiaries, such Other Licensees or the Facilities is or are not in compliance with all requirements of: (a) applicable provisions of the Communications Act and the FCC Rules, or (b) any State PUC Rules.

       (xiv) The operation by each of such Borrower and its Subsidiaries of its respective Facilities does not and will not cause or result in exposure of workers or the general public to levels of radio frequency radiation in excess of the applicable limits stated in the FCC Rules, or any other applicable law, and any renewals of the FCC Licenses will not constitute an action for which an environmental assessment would be required under the FCC Rules.

       (xvi) Except as set forth in the Disclosure Schedule (with a listing of each license with respect to which the following is not true), no condition exists or event has occurred which has resulted in, or after notice or lapse of time or both would result in, suspension, revocation, impairment, forfeiture, termination or non-renewal of any FCC License listed on Part 1 of Schedule 1-C of the Security Agreement prior to the expiration date set forth on Schedule 1-C. No condition exists or event has occurred which has resulted in, or after notice or lapse of time or both would result in, suspension, revocation, impairment, forfeiture, termination or non-renewal of any Other Authorization listed on Part 2 of Schedule 1-C of the Security Agreement prior to the expiration date set forth on Schedule 1-C. Except as set forth in the Disclosure Schedule, no condition exists or event has occurred which has resulted in, or after notice or lapse of time or both would result in, suspension, revocation, impairment, forfeiture, termination or non-renewal of any other material permit, license, authorization or approval, except where the occurrence of any such suspension, revocation, impairment, forfeiture, termination or non-renewal or the imposition of any such requirement could not reasonably be expected to have a Material Adverse Effect.

       (xvii) Neither such Borrower nor any of its Subsidiaries has granted any security interest in any of the FCC Licenses listed in Schedule 1-C of the Security Agreement or in any of the proceeds derived therefrom (except in connection with Indebtedness listed on Schedule 2 hereto which is being repaid with the proceeds of the first Loan hereunder). Neither such Borrower nor any of its Subsidiaries has received any notice or any other formal or informal communication to the effect, or is aware of any facts indicating, that any party has purported to grant a security interest in any of the FCC Licenses listed in
Schedule 1-C of the Security Agreement, in any of the Other Authorizations, or in any of the proceeds derived therefrom.

       (xviii) Such Borrower and each of its Subsidiaries acknowledge that
Section 13(j) of the Security Agreement permits the Lender to require such Borrower and its Subsidiaries to execute and deliver all documents requested by the Lender to effectuate a transfer of the FCC Licenses or a change of control of such Borrower or its Subsidiaries upon the occurrence and during the continuance of an Event of Default. Such Borrower and each of its Subsidiaries acknowledge that, in the opinion of their FCC counsel, such provisions are enforceable and that any exercise by the Lenders of such provisions would not contravene the terms and conditions of the FCC Licenses, or any provisions of the Communications Act or the FCC Rules.

       (xix) Set forth on the Disclosure Schedule is a list (by Market) of each agreement, written or oral, which materially affects the FCC Licenses listed on
Schedule 1-C to the Security Agreement or Other Authorizations and the business of the Borrowers in each Market.

       (h) Litigation. Except as set forth (with estimates of the dollar amounts involved) in the Disclosure Schedule, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Borrower, threatened against such Borrower or such Borrower's Subsidiaries at law or in equity in any court or before any other Governmental Authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by such Borrower of the Operative Documents or the transactions contemplated thereby.

       (i) Title. Such Borrower and such Borrower's Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all then respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Lender (except those assets and properties disposed of in the ordinary course of business since the date of such Financial Statements) and all respective assets and properties acquired by such Borrower and such Borrower's Subsidiaries since such date (except those disposed of in the ordinary course of business). Such assets and properties are subject to no Lien, except for Permitted Liens.

       (j) Intellectual Property. To the best of their knowledge, such Borrower and such Borrower's Subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted as described in the Business Plan without any conflict with, or infringement of the rights of, others.

       (k) Financial Statements. Except as set forth in the Disclosure Schedule, the Financial Statements of Chadmoore which have been delivered to Lender, (i) are in accordance with the books and records of Chadmoore and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present in all material respects the consolidated financial position of Chadmoore as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein. None of Chadmoore or any of Chadmoore's Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements for the period ended December 31, 1997, furnished by Chadmoore to Lender prior to the date hereof.

       (l) Equity Securities. Such Borrower's total authorized and issued capitalization is as set forth in the Disclosure Schedule. The Equity Securities of such Borrower have the respective rights, preferences and privileges set forth in such Borrower's Articles of Incorporation or limited liability company agreement in effect on the date hereof. All of the outstanding Equity Securities of such Borrower have been duly authorized and are validly issued, fully paid and nonassessable. Except as expressly referenced herein or as set forth in the Disclosure Schedule, there are as of the date of this Agreement no options, warrants or rights to purchase Equity Securities of such Borrower authorized, issued or outstanding, nor is such Borrower obligated in any other manner to issue shares of its Equity Securities. There are no restrictions on the transfer of Equity Securities of such Borrower, other than those imposed by such Borrower's Articles of Incorporation and Bylaws or limited liability company agreement as of the date hereof, or relevant state and federal securities laws, and no holder of any Equity Security of such Borrower is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which such Borrower is a party or that are otherwise binding upon such Borrower. The offer and sale of all Equity Securities of such Borrower issued before the date of this Agreement complied with or were exempt from registration or qualification under all applicable federal and state securities laws. Except as expressly referenced herein or as set forth in the Disclosure Schedule, no Person has the right to demand or other rights to cause such Borrower to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to any Equity Securities of such Borrower presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.

       (m) No Agreements to Sell Assets or Merge. None of such Borrower or such Borrower's Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of such Borrower or such Borrower's Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of such Borrower or to enter into any agreement with respect thereto.

       (n) Employee Benefit Plans.

       (i) Neither such Borrower nor any Person (each, an "ERISA Affiliate") which is treated as a single employer with such Borrower under section 414 of the Internal Revenue Code of 1986, as amended (the "Code") has an employee benefit plan (an "Employee Benefit Plan") within the meaning of the Employee Retirement Income Security Act of 1974 (as the same may from time to time be amended or supplemented, and including any rules or regulations issued in connection therewith, "ERISA") that is an "employee pension benefit plan" (within the meaning of section 3(2) of ERISA). Neither such Borrower nor any ERISA Affiliate has any liability with respect to any post retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan continuation coverage cannot reasonably be expected to have a Material Adverse Effect.

       (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such Employee Benefit Plan which would result in the incurrence by either such Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of such Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any Governmental Authority or is subject to any pending or threatened claim or suit. Neither such Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under sections 406 or 407 of ERISA or section 4975 of the Code (other than transactions which are otherwise exempt under either Section 408 of ERISA or 4975(d) of the Code).

       (iii) Neither such Borrower nor any ERISA Affiliate (A) has incurred or expects to incur any liability under Title IV of ERISA or Section 412 of the Code, or (B) contributes to any multiemployer plan within the meaning of ERISA (a "Multiemployer Plan"). Neither such Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under section 4201 of ERISA or as a result of a sale of assets described in section 4204 of ERISA. Neither such Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of section 4241 or section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under section 4041A of ERISA.

       (o) Other Regulations. None of such Borrower or its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

       (p) Governmental Charges. Each of such Borrower and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed by it. Such Borrower and such Borrower's Subsidiaries have paid, or made provision for the payment of, all taxes and other levies, assessments, fees, claims or other charges imposed by any Governmental Authority which have or may have become due pursuant to said returns and all other Indebtedness, except such taxes, levies, assessments, fees, claims or other charges, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not reasonably be expected to have a Material Adverse Effect if unpaid.

       (q) Subsidiaries, etc. Except as set forth in the Disclosure Schedule (setting forth the jurisdiction of incorporation, capital structure and percentage ownership of each shareholder), such Borrower has no Subsidiaries, is not a partner in any partnership, a member of any limited liability company or a joint venturer in any joint venture.

       (r) Solvency, Etc. Such Borrower is Solvent and, after the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, each of such Borrower and its Subsidiaries will be Solvent.

       (s) Catastrophic Events; Labor Disputes. None of such Borrower or such Borrower's Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could reasonably be expected to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which such Borrower or such Borrower's Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of such Borrower, jurisdictional disputes or organizing activity occurring or threatened which could reasonably be expected to have a Material Adverse Effect.

       (t) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect since September 30, 1998.

       (u) Accuracy of Information Furnished. None of the Operative Documents and none of the other certificates, statements or information furnished to Lender by or on behalf of such Borrower or such Borrower's Subsidiaries in connection with the Operative Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Lender recognizes that the Business Plan and all financial projections furnished to Lender by or on behalf of such Borrower or such Borrower's Subsidiaries in connection with the Operative Documents or the transactions contemplated thereby are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected or forecasted results; however, such Borrower believes that the Business Plan and all financial forecasts and the underlying assumptions are reasonable and achievable in light of such Borrower's circumstance as they now exist.

(v)      Certain Agreements of Officers, Employees and Consultants.

       (i) No officer, employee or consultant of such Borrower or such Borrower's Subsidiaries is, or is now expected to be, in violation of any term of any employment contract, proprietary information agreement, nondisclosure agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer, employee or consultant to be employed by such Borrower or such Borrower's Subsidiaries because of the nature of the business conducted or to be conducted by such Borrower or such Borrower's Subsidiaries or relating to the use of trade secrets or proprietary information of others, and to the best of such Borrower's knowledge, after due inquiry, the continued employment of such Borrower's and such Borrower's Subsidiaries' officers, employees and consultants do not subject such Borrower or its Subsidiaries to any liability for any claim or claims arising out of or in connection with any such contract, agreement, or covenant.

       (ii) To the knowledge of such Borrower, no officers of such Borrower, and no employee or consultant of such Borrower or such Borrower's Subsidiaries whose termination, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, has any present intention of terminating his or her employment or consulting relationship with such Borrower or such Borrower's Subsidiaries.

       (w) Burdensome Agreements; Indebtedness. None of such Borrower or such Borrower's Subsidiaries and none of their properties is subject to any material judgment, order, writ, decree, statute, rule or regulation, or any material mortgage, indenture, agreement, instrument or contract which could reasonably be expected to have a Material Adverse Effect. Such Borrower and its Subsidiaries have no Indebtedness other than Permitted Indebtedness.

       (x) Transactions with Affiliates; Investments. There are no loans, leases, royalty agreements or other continuing transactions between such Borrower or its Subsidiaries and any Affiliate of such Borrower or its Subsidiaries, except transactions in the ordinary course of business and on terms at least as favorable to such Borrower or its Subsidiaries as would be the case in an arms-length transaction with an unaffiliated Person. Such Borrower and its Subsidiaries have no Investments other than Permitted Investments.

(y) Year 2000 Compliance. Chadmoore has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Chadmoore and its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Such Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

       (z) Margin Regulations. Such Borrower does not own any "margin security" as that term is defined in Regulations T, U and X of the Federal Reserve Board, and none of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulations T, U and X of the Federal Reserve Board.

       (aa) Equipment Locations. Except as set forth in the Disclosure Schedule, such Borrower does not have equipment valued in the aggregate in excess of $250,000 in any single location.


                                   ARTICLE IV

                             REPORTING REQUIREMENTS
                             ----------------------

4.01.  Furnishing  Reports. Chadmoore shall furnish to Lender:

       (a) Financial Statements. Promptly as soon as the necessary information is available and in any event: (i) within 30 days of the end of each month, an unaudited consolidated balance sheet of Chadmoore and its Subsidiaries, as of the end of such month, and unaudited consolidated statements of income, retained earnings and changes in cash flows of Chadmoore and its Subsidiaries for such month and the fiscal year to date, prepared in accordance with GAAP (subject to normal year-end adjustments and without footnote disclosure), and certified on behalf of Chadmoore by the chief financial officer, setting forth in comparative form (x) the corresponding figures for the corresponding periods of the preceding year and (y) the corresponding figures for the corresponding periods in the budget and management's discussion and analysis of such financials (including the effects and reasons for any deviation between the budget and such financials), (ii) at the time of filing of Chadmoore's Form 10-K with the Securities and Exchange Commission after the end of each fiscal year of Chadmoore, the Financial Statements of Chadmoore filed with such Form 10-K; and
(iii) at the time of filing of Chadmoore's Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Chadmoore, the Financial Statements of Chadmoore filed with such Form 10-Q.

       (b) Compliance Statements. Promptly as soon as the necessary information is available and in any event within forty-five (45) days of the end of each fiscal quarter of Chadmoore a certificate of Chadmoore's chief financial officer or other senior officer stating that (i) he or she has reviewed the provisions of this Agreement and that no Default or Event of Default has occurred, or if a Default or Event of Default has occurred and is continuing, specifying all such Defaults and Events of Default of which he or she may have knowledge and setting forth the calculation of compliance or noncompliance with each of the financial covenants set forth in Section 7.02, (ii) attached to such certificate are updated schedules to the Security Agreement, which are accurate as of the date of such certificate.

       (c) Monthly Operating Reports. Within fifteen days after the end of each month, a report on the buildout and loading activities of the Company during such month on a Market-by-Market basis, setting forth in comparative form the corresponding figures for the corresponding periods in the Business Plan and management's discussion and analysis of such activities (including the effects of and reasons for any deviations from the Business Plan and performance to date).

       (d) Budgets. (i) At least 30 days prior to the end of each fiscal year of Chadmoore, a budget which (A) forecasts ahead at least one year Chadmoore's consolidated projected costs, revenues, income, balance sheets and cash flow on a monthly basis, and (B) forecasts ahead at least one year the capital requirements necessary to reasonably expand the operations of Chadmoore and its Subsidiaries, and (ii) promptly, upon preparation thereof, any other budgets that Chadmoore may prepare and any revisions of any budgets delivered under this
Section 4.01(d).

       (e) Notices. Promptly after management of Chadmoore becomes aware thereof, and in any event within ten (10) Business Days of such awareness, provide Lender with notice of:

               (i) the occurrence of a Default or an Event of Default and a certificate setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Chadmoore proposes to take with respect thereto;

               (ii) receipt of any material and adverse notice or communication issued to or by any Governmental Authority and copies of any relevant documents with respect thereto, including, without limitation, (A) any notice of a proceeding, order, or complaint issued by or before the FCC, and State PUC or any other regulatory authority, that questions the validity of, contests or could in any manner threaten or adversely affect the validity, continued effectiveness, or ownership of the FCC Licenses or of any Other Authorizations that are necessary or advisable in connection with the control, management, and operation of the business of the Borrower and its Subsidiaries, and (B) any notice or any other formal or informal communication to the effect that the Borrower, any of its Subsidiaries, any Other Licensee, or any Facility is not in compliance with all requirements of applicable provisions of the Communications Act, the FCC Rules, any applicable public utilities laws, or State PUC Rules;

               (iii) the institution of any litigation, investigation or other proceeding by any Person involving any alleged liability in excess of Two Hundred Fifty Thousand Dollars ($250,000);

               (iv) the occurrence or existence of any event or condition (other than general business conditions) which could reasonably be expected to have a Material Adverse Effect;

               (v) any notice or any other formal or informal communication to the effect that any person or entity has purported to grant a security interest in any of the FCC Licenses or of any Other Authorizations that are necessary or advisable in connection with the control, management, and operation of the business of the Borrower and its Subsidiaries, or in any of the proceeds derived therefrom, other than the security interests granted pursuant to the Operative Documents; and

               (vi) any notice of any material default under any of the
                    Management Agreements or any of the Transfer Agreements or any notice of any failure by any Other Licensee to maintain, in full force and effect and without adverse modification or impairment, any FCC License or any Other Authorization that is necessary or advisable in connection with the control, management, and operation of the business of the Borrower and its Subsidiaries, or any failure to comply with the terms and conditions of any such FCC License or Other Authorization, the Communications Act, the FCC

                    Rules, and any applicable public utilities laws, and any State PUC Rules.

Notwithstanding the foregoing, with respect to matters relating to the FCC, the ten (10) Business Day period specified above shall run from the date on which the management of Chadmoore is or should have been able to determine the materiality of any such matter.

       (f) Failure to Achieve Business Plan. Promptly after the management of Chadmoore becomes aware thereof, notice that it is management's expectation that the actual consolidated results of Chadmoore are expected to materially deviate from the forecasts set forth in the Business Plan.

       (g) FCC Filings. Promptly after filing, copies of all filings made the FCC that relate to: (1) any threatened, pending, or ongoing proceeding that (a) questions the validity of, contests or could in any manner threaten or adversely affect the validity, continued effectiveness, or ownership of the FCC Licenses or of any Other Authorizations used by such Borrower or any of its Subsidiaries, or (b) could be expected to result in a fine, forfeiture, or other administrative sanction being imposed on such Borrower or any of its Subsidiaries; or (2) any proposed, announced, pending, or ongoing rulemaking proceeding, the outcome of which could be expected to have a material impact on the ability of such Borrower or any of its Subsidiaries to acquire, own, lease, control, manage and operate their business as now conducted or as contemplated to be conducted in the Business Plan.

       (h) Miscellaneous. Promptly upon request, such other information and reports as Lender may reasonably request from time to time.


                                    ARTICLE V

                    SECURITY; GUARANTIES; CORPORATE STRUCTURE
                    -----------------------------------------

5.01  Security Agreement.
      ------------------
       The Obligations shall be secured by the Security Agreement which shall be entered into by each of the Borrowers and each Guarantor.

5.02. Guaranty.
       Each of the Borrowers and each new Subsidiary shall become a party to the Guaranty and guaranty the Obligations of each of the Borrowers.

5.03  Corporate Structure.
      -------------------

       (a) Formation of New Subsidiaries. Without the prior written consent of Lender, Chadmoore and its Subsidiaries shall not form or suffer to exist any new Subsidiaries except Subsidiaries formed in connection with Acquisition Transactions permitted under Section 7.01(e). Any such acquisition Subsidiaries will be eliminated pursuant to Section 5.03(b) within ninety (90) days unless such elimination within such time period would have adverse tax or FCC consequences, in which case such Subsidiary shall be eliminated as soon practicable without incurring such adverse tax or FCC consequences. In the event that potential adverse FCC consequences would prevent elimination of a Subsidiary within such 90 day period, Chadmoore and its Subsidiaries shall use their reasonable best efforts to eliminate obtain relief from the FCC to permit such elimination.

       (b) Consolidation of Existing Subsidiaries. Subject to receipt of FCC approval, Chadmoore shall use its reasonable best efforts to (i) consolidate all FCC Licenses (other than those with respect to which the

Borrowers have existing contractual obligations to maintain licenses in non-wholly-owned Subsidiaries) in one or more non-operating direct Subsidiaries of Chadmoore, (ii) consolidate its operations (except with respect to the operations of non-wholly-owned Subsidiaries) in one or more direct Subsidiaries of Chadmoore, and (iii) eliminate through merger or liquidation all other wholly-owned Subsidiaries. Prior to the first funding of a Loan, Chadmoore shall deliver to Lender a plan and timeline for complying with this Section 5.03(b) with respect to existing Subsidiaries and shall take all actions within its control to complete compliance prior to September 30, 1999, and will continue to use its best efforts to complete compliance thereafter.

       (c) Elimination of Minority Interests. On or prior to March 31, 1999, the Borrowers shall take such action as is necessary to eliminate the minority shareholders in CCI.



                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS
                              ---------------------

6.01. Affirmative Covenants.
      ---------------------

       (a) Existence; Good Standing; Maintenance. Each Borrower shall maintain or cause to be maintained its and each of its Subsidiaries' corporate existence (except as permitted in Section 7.01(e)) and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements necessary to construct its network infrastructure and otherwise operate its business in accordance with the Business Plan, the loss of which would reasonably be expected to have a Material Adverse Effect.

       (b) Government Compliance TC.

               (i) Subject to the more specific requirements of clauses (ii) through (ix) below, each Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations, including Environmental Laws, to which it is subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Lender's Lien on the Collateral. Each Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA.

               (ii) Each Borrower and its Subsidiaries shall operate the
                    Facilities in all material respects in accordance with the terms and conditions of the FCC Licenses and the Other Authorizations, if any, that are necessary or advisable in connection with the control, management, and operation of the business of the Borrowers, and in compliance with any applicable law, including the requirements of the Communications Act, the FCC Rules, public utilities laws, and State PUC Rules.

               (iii) Each of the Borrowers and its Subsidiaries shall obtain any appropriate FCC Licenses and any Other Authorizations, if any, necessary for it to acquire, own, lease, control, manage and operate their business.

               (iv) Each of the Borrowers and its Subsidiaries shall comply in all material respects with, and shall ensure that all Facilities comply in all material respects with the Communications Act, the FCC Rules, any applicable public utilities laws, State PUC Rules, and the FCC Licenses and Other Authorizations, if any, that are necessary or advisable in connection with the control, management, and operation of the business of such Borrowers and its Subsidiaries.

               (v) Each of Borrowers and its Subsidiaries shall duly, timely, and accurately file all material reports and documents required by the Communications Act, required by the FCC Rules, requested by the FCC, required by any applicable public utilities laws, required by any State PUC Rules, or requested by any State PUC.

               (vi) Each of the Borrowers and its Subsidiaries shall take all actions and perform all obligations that are necessary or advisable to comply in all material respects with the terms and conditions of all FCC Licenses that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries, and to maintain such FCC Licenses in full force and effect and without adverse modification or impairment. Each of the Borrowers and its Subsidiaries shall take all actions and perform all obligations that are necessary to comply in all material respects with the terms and conditions of all Other Authorizations and to maintain such Other Authorizations in full force and effect and without adverse modification or impairment.

               (vii) Each of the Borrowers and its Subsidiaries shall take all actions and perform all obligations that are necessary or advisable to effectuate the renewal of all FCC Licenses that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries, including those listed on Schedule 1-C-1 of the Security Agreement, and of all Other Authorizations that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries.

               (viii) Each of the Borrowers and its Subsidiaries shall take all actions necessary or advisable to preserve their material rights under the Management Agreements and shall use reasonable efforts to cause each Other Licensee: to perform all of its respective obligations thereunder; to maintain in full force and effect and without adverse modification or impairment any FCC Licenses or Other Authorizations held by such Other Licensee applicable to any Facility being operated or managed by such Borrower or its Subsidiaries; and to comply with the terms and conditions of any such FCC Licenses or Other Authorizations, the Communications Act, the FCC Rules, and any applicable public utilities laws, and State PUC Rules.

               (ix) Each of the Borrower and its Subsidiaries shall operate and manage the Facilities in such a manner as to ensure that they will not cause or result in exposure of workers or the general public to levels of radio frequency radiation in excess of the applicable limits stated in the FCC Rules, or any other applicable law.

       (c) Payment of Taxes, etc. Each Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; provided that there shall be no requirement to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by appropriate proceedings or which presents no risk of seizure, forfeiture, levy or other event which could jeopardize any Collateral or (ii) for which payment in full is bonded or reserved in Chadmoore's Financial Statements in accordance with GAAP. Each Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, each of its contractual obligations with third parties except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

       (d) Inspection Rights. Each Borrower shall, at any reasonable time and from time to time, and so long as no Default or Event of Default has occurred and is continuing, upon reasonable notice from Lender and at Lender's sole expense, permit, and shall cause each Subsidiary to permit, Lender or any of its agents or representatives to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, such Borrower and to discuss the affairs, finances and accounts of such Borrower with any of its officers or directors relating in each case to Lender's capacity as lender and secured party hereunder and with respect to the Collateral.

       (e) Maintenance of Equipment and Other Assets. Each Borrower shall keep and maintain, and shall cause each Subsidiary to keep and maintain, all items of equipment and other tangible personal property in good operating condition, reasonable wear and tear excepted, shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Each Borrower shall not permit any such material item of property to be operated or maintained in material violation of any applicable law, statute, rule or regulation or provisions of insurance policies. With respect to items of leased equipment, Each Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

       (f) Insurance.

       (i) Chadmoore shall, obtain and maintain for the Term on its own behalf and on behalf of its Subsidiaries, at its own expense, (x) "all risk" insurance against loss or damage to the Collateral in an amount equal to the greater of the full replacement value of the Equipment or the book value of the Equipment as of the date of this Agreement, (y) commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lender.

       (ii) The deductible with respect to "all risk" insurance required by clause (x) above and product liability insurance required by clause (y) above shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder. The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required by clause (y) above shall be at least $10,000,000 per occurrence. The amount of the products liability and completed operations insurance required by clause (y) above shall be at least $10,000,000 per occurrence. Each "all risk" policy shall: (x) name Lender as loss payee as its interest may appear, (y) provide for each insurer's waiver of its right of subrogation against Lender, and (z) provide that such insurance (A) shall not be invalidated by any action of, or breach of warranty by, a Borrower of a provision of any of its insurance policies, and (B) shall waive set off, counterclaim or offset against Lender. Each liability policy shall (w) name Lender as an additional insured in the full amount of the Chadmoore's liability coverage limits (or the coverage limits of any successor to Chadmoore or such successor's parent which is providing coverage) and (x) provide that such insurance shall have cross liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Chadmoore's insurance). All insurance policies shall (y) provide that Chadmoore's liability insurance shall be primary without a right of contribution of Lender's insurance, if any, or any obligation on the part of Lender to pay premiums of Chadmoore, and (z) shall contain a clause requiring the insurer to give Lender at least 30 days' prior written notice of its cancellation (other than cancellation for non payment for which 10 days' notice shall be sufficient). Chadmoore shall on or prior to the first Funding Date and prior to each policy renewal, furnish to Lender certificates of insurance or other evidence satisfactory to Lender that such insurance coverage is in effect.

       (g) New Subsidiaries.

       (i) The Borrowers will cause each of their Subsidiaries hereafter formed or acquired prior to the Commitment Termination Date, to execute and deliver to the Lender a Borrower Joinder in the form of Exhibit F attached hereto, to cause such Subsidiary to become a Borrower under this Agreement, a Guarantor under the Guaranty and a Grantor under the Security Agreement. The Borrowers and such Subsidiary shall fully cooperate with Lender and perform all additional acts requested by Lender to effect the purposes of this Section 6.01(g)(i), including without limitation, execution and delivery of agreements, instruments, UCC-1 financing statements, documents, certificates and opinions all in form and substance satisfactory to Lender.

       (ii) The Borrowers will cause each of their Subsidiaries hereafter formed or acquired on or after the Commitment Termination Date, to execute and deliver to the Lender a Subsidiary Joinder in the form of Attachment 1 to the Guaranty, to cause such Subsidiary to become a Guarantor under the Guaranty and a Grantor under the Security Agreement. The Borrowers and such Subsidiary shall fully cooperate with Lender and perform all additional acts requested by Lender to effect the purposes of this Section 6.01(g)(ii), including without limitation, execution and delivery of agreements, instruments, UCC-1 financing statements, documents, certificates and opinions all in form and substance satisfactory to Lender.

       (h) Landlord Consents. The Borrowers will use their reasonable best efforts to obtain a Landlord Consent from the owner of each property at which equipment of the Borrowers having an aggregate value in excess of $250,000 is located.

                                   ARTICLE VII

                        NEGATIVE AND FINANCIAL COVENANTS
                        --------------------------------

7.01. Negative Covenants.  So long as the Obligations remain outstanding:
      ------------------

       (a) Name; Location of Chief Executive Office. No Borrower shall, without thirty (30) days prior written notice to Lender, change its name, chief executive office or principal place of business.

       (b) Liens. No Borrower shall, nor shall it permit its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind upon any of its properties or assets, whether tangible or intangible, whether real, personal or mixed, whether now owned or hereafter acquired, except Permitted Liens.

       (c) Dispositions of Assets. No Borrower shall, nor shall it permit its Subsidiaries to, convey, sell, offer to sell, lease, transfer, exchange or otherwise dispose of (collectively, a "Transfer") all or any part of its assets to any Person, other than: (i) Transfers of worn-out, obsolete or unneeded equipment; (ii) Transfers from any Borrower to Chadmoore or a Borrower which is a wholly-owned Subsidiary of Chadmoore; (iii) Transfers in compliance with
Section 5.03, (iv) Transfers of Licenses listed on the Disclosure Schedule to non-wholly-owned Subsidiaries solely pursuant to the terms of existing agreements with the holders of minority interests in such Subsidiaries, which agreements are listed on the Disclosure Schedule, and (v) other Transfers of property for fair consideration in an amount not exceeding ten percent (10%) of Adjusted Consolidated Tangible Net Worth in any fiscal year.

       (d) Distributions. No Borrower shall, nor shall it permit its Subsidiaries to, (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that (A) Chadmoore may pay dividends payable solely in its common stock, (B) any Subsidiary of Chadmoore may pay dividends and make distributions to Chadmoore or a wholly-owned Subsidiary of Chadmoore, (C) Chadmoore may redeem its Series C Preferred Stock in accordance with the terms of such Series C Preferred Stock as set forth in its Certificate of Designation of Rights and Preferences of Series C Preferred Stock in effect as of the date hereof, and (D) each Subsidiary of Chadmoore which is a limited liability company may make distributions in any fiscal year to its members in an amount not to exceed such Subsidiary's net income for such fiscal and the tax liabilities of its members arising during such fiscal year solely from their ownership interests in such Subsidiary].

       (e) Mergers or Acquisitions. No Borrower shall, nor shall it permit its Subsidiaries to, merge or consolidate with or into any other Person or acquire all or substantially all of the capital stock or assets of another Person (an "Acquisition Transaction"); provided, that (i) any Borrower may merge with and into Chadmoore and any Borrower may merge with and into any Borrower which is a wholly-owned Subsidiary of Chadmoore so long as no Default or Event of Default shall exist either immediately prior to or after giving effect thereto, and (ii) Chadmoore and its Subsidiaries may undertake Acquisition Transactions so long as
(A) the purpose of the Acquisition Transaction is to acquire additional FCC Licenses, (B) no Default or Event of Default shall exist either immediately prior to or after giving effect thereto, and (C) the cash consideration paid in connection with all such Acquisition Transactions in any fiscal year does not exceed ten percent (10%) of Adjusted Consolidated Tangible Net Worth measured as of the end of the fiscal quarter most recently ended.

       (f) Transactions With Affiliates. No Borrower shall, nor shall it permit its Subsidiaries to, enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Borrower as an arms length transaction with unaffiliated Persons.

       (g) Indebtedness Payments. (i) Prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due under this Loan Agreement or the Notes) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders.

       (h) Indebtedness. No Borrower shall, nor shall it permit its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

       (i) Investments. No Borrower shall, nor shall it permit its Subsidiaries to, make any Investment except for Permitted Investments.

       (j) Security Interest in FCC Licenses. The Borrowers and their Subsidiaries shall not contest the validity of the security interest granted with respect to FCC Licenses pursuant to the terms of the Operative Documents.

7.02  Financial Covenants.  Chadmoore shall maintain:
      -------------------

       (a) Consolidated Total Indebtedness to Adjusted Consolidated Tangible Net Worth Ratio. As of the last day of each calendar quarter, a ratio of (i) Consolidated Total Indebtedness minus Subordinated Indebtedness to (ii) Adjusted Consolidated Tangible Net Worth plus Subordinated Indebtedness of not more than 2.2:1.00 for each calendar quarter ending in 1999 and not more than 1.7 for each calendar quarter ending thereafter;

       (b) Current Ratio. As of the last day of each calendar quarter, a ratio of Current Assets to Current Liabilities of not less than 0.7:1.00 for each calendar quarter ending in 1999 and 2000 and not less than 1.3 for each calendar quarter ending thereafter;

       (c) Consolidated Operating Cash Flow to Consolidated Interest Expense and Principal Repayment Ratio. As of the last day of each calendar quarter, commencing with the calendar quarter ending March 31, 2000, a ratio of Consolidated Operating Cash Flow to Consolidated Interest Expense and Principal Repayment of not less than 0.7:1.00 for each calendar quarter ending in 2000, not less than 1.8:1:00 for each calendar quarter ending in 2001 and not less than 3.0 for each calendar quarter ending thereafter;

       (d) Average EBITDA Margin Per Market. As of the last day of each calendar quarter, an arithmetic mean of the ratios (expressed as a percentage) of Consolidated Operating Cash Flow from each Commercialized Market to gross revenue from each such Commercialized Market of not less than thirty percent (30%).

       (e) Adjusted Tangible Net Worth. At all times, Adjusted Consolidated Tangible Net Worth plus Subordinated Indebtedness of not less than $18,000,000.



                                  ARTICLE VIII

                              CONDITIONS PRECEDENT
                              --------------------

8.01. Closing. At the time of execution and delivery of this Agreement, the Borrowers shall have duly executed and/or delivered to Lender the items set forth in Part I of Schedule 4.

8.02. Other Conditions. The obligation of Lender to make each Loan shall be subject to the execution and/or delivery to Lender of each of the items set forth in Part I of Schedule 4 and the satisfaction by the applicable Borrower of each condition set forth in Part II of Schedule 4.

8.03. Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to a Loan, if the Loan is advanced. Borrower expressly agrees that the extension of a Loan prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.


                                   ARTICLE IX

                              DEFAULT AND REMEDIES
                              --------------------

9.01. Events of Default. An "Event of Default" shall mean the occurrence of one or more of the following described events:

       (a) Any Borrower shall (i) default in the payment of principal of or interest on the Loan when the same is due, or (ii) default in the payment of any expense or other amount payable hereunder or thereunder for five (5) days after receipt of written notice from Lender that the same is due; or

       (b) Any Borrower shall breach any provision of Section 5.03, Section 6.01(f), Section 6.01(g), Section 7.01 and Section 7.02,; or

       (c) Any Borrower shall default in the performance of any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in, Section 9.01(a) or Section 9.01(b)) contained in any Operative Document (other than any of the Warrants) and such Borrower shall fail to cure such default for a period of twenty (20) days after Borrower knew or should have known of such default; or

       (d) Chadmoore shall have breached any material term of any of the Warrants; or

       (e) Any representation or warranty made herein or on a Funding Date by any Borrower in any Operative Document, or any certificate or financial statement furnished pursuant to the provisions of any Operative Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

       (f) Any Operative Document or any material term thereof shall in any material respect cease to be, or any Borrower or any Guarantor shall assert that any Operative Document or any material term thereof is not, a legal, valid and binding obligation of such Borrower or such Guarantor, as applicable, enforceable in accordance with its terms; or

       (g) A default shall exist under any agreement with any third party or parties which consists of the failure to pay any Indebtedness at maturity or which results in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness of a Borrower in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000); or

       (h) A proceeding shall have been instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of a Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of a Borrower or for any substantial part of its property, or for the winding up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

       (i) Any Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of a Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

       (j) A final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) (exclusive of amounts fully covered by insurance issued by an insurer not an affiliate of a

Borrower) shall be rendered against a Borrower and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of a Borrower and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

       (k) If (i) any Person or two or more Persons acting in concert, other than REI, shall either acquire beneficial ownership, directly or indirectly, of, or acquire by contract or otherwise, or enter into a contract or arrangement which upon consummation will result in its or their acquisition of, or control over, securities of Chadmoore (or other securities convertible into such securities) representing 30% or more of the combined voting power of all securities of Chadmoore entitled to vote in the election of directors; or (ii) during any period of twelve (12) consecutive months, commencing after the date hereof, individuals who at the beginning of such twelve (12) month period were directors of Chadmoore shall cease for any reason to constitute a majority of the Board of Directors of Chadmoore unless the directors replacing such individuals were nominated by the Board of Directors of Chadmoore.

       (l) Any holder of Chadmoore's Series C Preferred Stock shall have tendered any Series C Preferred Stock for redemption in accordance with Chadmoore's Certificate of Incorporation, as amended, unless such holder is contractually obligated at such time to apply the proceeds of such redemption to the purchase of Equity Securities of Chadmoore..

9.02.  Consequences of Event of Default.
       --------------------------------

       (a) If an Event of Default specified under and of clauses (a) through (g) or (j) or (k) of Section 9.01 shall occur and be continuing, Lender may (i) declare the Loans, together with interest thereon, plus the Applicable Premium (which, if any acceleration takes place prior to January 1, 2002 shall be equal to the Applicable Premium which would be calculated in accordance with clause
(ii) of the definition of Applicable Premium upon a prepayment occurring on the date of acceleration), plus the Non-Utilization Fee due under Section 2.05 with respect to any unfunded portion of the Credit Amount (which shall be calculated as of the date of the occurrence of the Event of Default if the Commitment Termination Date has not yet occurred) and all other liabilities of the Borrowers hereunder and under the other Operative Documents to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and (ii) terminate its commitment to make the Loans and terminate any commitment to advance money or extend credit to or for the benefit of the Borrowers pursuant to any other agreement or commitment extended by Lender to Borrowers.

       (b) If an Event of Default specified under clause (h) or (i) of Section
9.01 shall occur, then immediately and without notice (i) the Loans, together with interest thereon, plus the Applicable Premium (which, if any acceleration takes place prior to January 1, 2002 shall be equal to the Applicable Premium which would be calculated in accordance with clause (ii) of the definition of Applicable Premium upon a prepayment occurring on the date of acceleration), plus the Non-Utilization Fee due under Section 2.05 with respect to any unfunded portion of the Credit Amount (which shall be calculated as of the date of the occurrence of the Event of Default if the Commitment Termination Date has not yet occurred), and all other liabilities of the Borrowers hereunder and under the other Operative Documents shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and (ii) Lender's commitment hereunder to make the Loan and any other commitment of Lender to the Borrowers to advance money or extend credit pursuant to any other agreement or commitment shall be terminated.

9.03. Rights Regarding Collateral.
      ---------------------------
       The Borrowers agree that when any Event of Default has occurred and is continuing, in addition to the rights set forth above, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and as set forth in the Security Agreement, subject, however, to all FCC Rules.

9.04.  Reinstatement of Rights.
       -----------------------
       This Agreement and the other Operative Documents shall remain in full force and effect and continue to be effective should any petition be filed by or against a Borrower or any of its Subsidiaries for liquidation or reorganization, should a Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Borrower's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. If Lender shall have proceeded to enforce any right under this Agreement or any other Operative Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to its former position and rights hereunder with respect to the property subject to the security interest created under this Agreement.


                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

10.01. Modifications, Amendments or Waivers.
       ------------------------------------
       The provisions of any Operative Document may be modified, amended or waived only by a written instrument signed by the parties thereto.

10.02.  No Implied Waivers; Cumulative Remedies; Writing Required.
        ---------------------------------------------------------
       No delay or failure of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of Lender are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only in the specified instance and to the extent specifically set forth in such writing.

10.03.  Expenses; Indemnification.
        -------------------------
       The Borrowers shall pay on demand (i) all reasonable fees and expenses (not to exceed $50,000), including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Operative Documents, (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of amendments and waivers hereunder and
(iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of Lender's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving any Borrower or any of its Affiliates). The Borrowers shall indemnify, reimburse and hold Lender, each of Lender's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to a Borrower's property), or bodily injury to or death of any person (including any agent or employee of a Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan, the falsity of any representation or warranty of a Borrower or a Borrower's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of a Borrower, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that the Borrowers shall not indemnify Lender for any liability incurred by Lender as a result of Lender's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon Lender's written demand, the Borrowers shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lender, each of its members, and each of their respective, agents, employees, directors, officers, shareholders, successors and assigns, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. The Borrowers shall not settle or compromise any Claim against or involving Lender without first obtaining Lender's written consent thereto, which consent shall not be unreasonably withheld. If Lender elects to assume its own defense in connection with an indemnified Claim, then Lender shall not settle or compromise such Claim without first obtaining Borrower's written consent thereto, which consent shall not be unreasonably withheld, provided that if Borrower does not consent thereto, then Borrower shall post security or a bond in the amount of such Claim for the benefit of the Lender.

10.04.  Waivers.
        -------
       (a) Borrower shall give Lender written notice within one hundred eighty
(180) days of obtaining knowledge of the occurrence of any claim or cause of action it believes it has, or may seek to assert to allege against Lender whether such claim is based in law or equity, arising under or related to this Agreement or any of the other Operative Documents or to the transactions contemplated hereby or thereby, or any act or omission to act by Lender with respect hereto or thereto, and that if it shall fail to give such notice to Lender with regard to any such claim or cause of action, Borrower shall be deemed to have waived, and shall be forever barred from bringing or asserting such claim or cause of action in any suit, action or proceeding in any court or before any governmental agency or authority or any arbitrator.

       (b) NO CLAIM MAY BE MADE BY ANY BORROWER AGAINST LENDER OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

10.05.  Notices; Payments.
        -----------------
       (a) All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:

     Borrowers:    At the address set forth on the cover page of this Agreement.

     Lender:        GATX CAPITAL CORPORATION
                    Four Embarcadero Center
                    Suite 2200
                    San Francisco, California  94111
                    Telephone No.:  415-955-3200
                    Telecopier No.:  415-955-3493
                    Attention:  Contract Administration

or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

       (b) Unless Lender specifies otherwise in writing, all payments shall be made by wire transfer to:

                    GATX Capital Corporation
                    Bank Name:  Nationsbank
                    Bank Address:
                               [Atlanta, Georgia 30384-8592/Dallas, Texas 75202]
                    Account No.:
                    Reference:  Chadmoore Wireless Group, Inc. Invoice #

10.06.   Termination.  This Agreement shall terminate at the end of the Term.
         -----------

10.07.   Severability.
         ------------
       If any provision of any Operative Document is held invalid or unenforceable to any extent or in any application, the remainder of such Operative Document and all other Operative Documents, or the application of such provision to different Persons or circumstances or in different jurisdictions, shall not be affected thereby.

10.08.   Survival.
         --------
       All covenants and agreements of the Borrowers contained herein or made in writing in connection herewith shall survive the execution and delivery of the Operative Documents, the making of Loans hereunder, the granting of security and the issuance of the Notes. All representations and warrants shall be made upon the execution and delivery of the Operative Documents and upon the making of each Loan; provided that the right to declare an Event of Default or bring an action for damages or exercise any other remedy if such representations and warranties are found to have been false in any material respect when made shall survive the execution and delivery of the Operative Documents and the making of each Loan.

10.09.   Governing Law.
         -------------
       This Agreement, the other Operative Documents and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of California.

10.10.   Successors and Assigns.
         ----------------------
       This Agreement and the other Operative Documents shall be binding upon and inure to the benefit of Lender, all future holders of the Notes, the Borrowers and their respective successors and permitted assigns, except that no Borrower may assign or transfer its rights hereunder or any interest herein without the prior written consent of Lender. Lender may sell to any other financial entity (a "Participant") participation interests in Lender's rights under this Agreement and the other Operative Documents; provided that notwithstanding the sale of participations, Lender shall remain solely responsible for the performance of its obligations under this Agreement, Lender shall remain the holder of the Notes for all purposes under this Agreement and the Borrowers shall continue to deal solely and directly with Lender in connection with this Agreement and the other Operative Documents. Lender may disclose the Operative Documents and any other financial or other information relating to the Borrowers or any Subsidiary to any potential Participant, provided that such Participant agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

10.11.   Counterparts.
         ------------
       This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.12.   Further Assurances.
         ------------------
       Each Borrower will, at its own expense, from time to time do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances, and all financing and continuation statements and similar notices, reasonably necessary or proper for the perfection of the security interest being herein provided for in the Collateral, whether now owned or hereafter acquired.

10.13  Confidentiality.
       ---------------
       All information (other than periodic reports filed by Chadmoore with the Securities and Exchange Commission) disclosed by the Borrowers to Lender in writing or through inspection pursuant to this Agreement shall be considered confidential. Lender agrees to use the same degree of care to safeguard and prevent disclosure of such confidential information as Lender uses with its own confidential information, but in any event no less than a reasonable degree of care. Lender shall not disclose such information to any third party (other than Lender's members, Lender's or Lender's member's attorneys and auditors subject to the same confidentiality obligation set forth herein) and shall use such information only for purposes of evaluation of its extension of credit to Borrower and the exercise of Lender's rights and the enforcement of its remedies under this Agreement and the other Operative Agreements. The obligations of confidentiality shall not apply to any information that (a) was known to the public prior to disclosure by a Borrower under this Agreement, (b) becomes known to the public through no fault of Lender, (c) is disclosed to Lender by a third party' having a legal right to make such disclosure, or (d) is independently developed by Lender.

10.14 Jury Trial.
      ----------
       EACH BORROWER AND LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

10.15 Payments Free of Taxes, Etc.
      ---------------------------
       All payments made by the Borrowers under this Agreement shall be made by the Borrowers free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Borrowers shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Agreement. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Lender, hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Agreement. Upon request by Lender, the Borrowers shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

10.16 Consent to Jurisdiction;  Venue.
      -------------------------------
       All judicial proceedings with respect to this Agreement and the other Operative Documents may be brought in any state or federal court of competent jurisdiction in the City and County of San Francisco, California, and by execution and delivery of this Agreement, each Borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. Any action with regard to Collateral, may be brought wherever such Collateral is located. Nothing herein shall affect the right of Lender to bring proceedings against a Borrower in courts of any jurisdiction.


[Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.



Lender:                                           GATX CAPITAL CORPORATION




                                                  By: /s/Matthew Maloney
                                                     ---------------------------
                                                  Name: Matthew Maloney
                                                  Title: Vice President


Borrowers:                                        CHADMOORE WIRELESS GROUP, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  CEO
                                                        ------------------------

                                                  CHADMOORE COMMUNICATIONS, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT TANNER, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT BEACON HILL, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT OF NEVADA, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  CMRS SYSTEMS, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                           CHADMOORE CONSTRUCTION SERVICES, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                     CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                             PTT COMMUNICATIONS OF RICHMOND, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT MAPLE, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                           PTT COMMUNICATIONS OF HUNTSVILLE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT BURTON, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                           PTT COMMUNICATIONS OF FORT WAYNE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                              PTT COMMUNICATIONS OF ROANOKE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT TRISTAN, INC.

                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                               PTT COMMUNICATIONS OF AUSTIN, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                         PTT COMMUNICATIONS OF JACKSONVILLE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                       PTT COMMUNICATIONS OF VIRGINIA BEACH, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT ROSELAND, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT ARTINA, INC.

                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT FRANKLIN, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT CHACO, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  800 SMR NETWORK, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                       PTT COMMUNICATIONS OF BATON ROUGE LIMITED



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                         PTT COMMUNICATIONS OF LAKE CHARLES, LLC

                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                             PTT COMMUNICATIONS OF BAY CITY, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                             PTT COMMUNICATIONS OF ROCKFORD, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

SCHEDULES

1        List of Subsidiaries
2        Funding Certificate
3        Disclosure Schedule
4        Conditions Precedent
5        Collateral Value Certificate
6        Collateral Release Certificate

EXHIBITS

A        Form of Secured Promissory Note
B        Form of Landlord Consent
C        Matters to Be Covered by  Opinion of Corporate Counsel
D        Matters to Be Covered by  Opinion of FCC Counsel
E        Form of Warrant
F        Form of Borrower Joinder
F        Form of Guaranty
G        Form of Security Agreement
H        Business Plan
I        Forms of Management Agreements

                                   SCHEDULE 1
                              LIST OF SUBSIDIARIES

CHADMOORE COMMUNICATIONS, INC.

PTT TANNER, INC.

PTT BEACON HILL, INC.

PTT OF NEVADA, INC.

CMRS SYSTEMS, INC.

CHADMOORE CONSTRUCTION SERVICES, INC.

CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.

PTT COMMUNICATIONS OF RICHMOND, LLC

PTT MAPLE, INC.

PTT COMMUNICATIONS OF HUNTSVILLE, LLC

PTT BURTON, INC.

PTT COMMUNICATIONS OF FORT WAYNE, LLC

PTT COMMUNICATIONS OF ROANOKE, LLC

PTT TRISTAN, INC.

PTT COMMUNICATIONS OF AUSTIN, LLC

PTT COMMUNICATIONS OF JACKSONVILLE, LLC

PTT COMMUNICATIONS OF VIRGINIA BEACH, LLC

PTT ROSELAND, INC.

PTT ARTINA, INC.

PTT FRANKLIN, INC.

PTT CHACO, INC.

800 SMR NETWORK, INC.

PTT COMMUNICATIONS OF BATON ROUGE LIMITED

PTT COMMUNICATIONS OF LAKE CHARLES, LLC

PTT COMMUNICATIONS OF BAY CITY, LLC

PTT COMMUNICATIONS OF ROCKFORD, LLC

                                   SCHEDULE 2

                               FUNDING CERTIFICATE


The  undersigned,                                 , being the duly  elected  and
acting                                                   of  CHADMOORE  WIRELESS
GROUP, INC., a Colorado corporation, in its individual capacity as a Borrower and as designated representative ("Representative") of and on behalf of each other Borrower, does hereby certify to GATX CAPITAL CORPORATION, in connection with that certain Senior Secured Loan Agreement dated as of March 2, 1998, (the "Loan Agreement"; with other capitalized terms used herein having the meanings ascribed thereto in the Loan Agreement) that:

1. Attached to this Funding Certificate are updated schedules to the Security Agreement which are accurate as of the date hereof. The representations and warranties made by each Borrower in Article III of the Loan Agreement and in the other Operative Documents (reflecting the updated schedules to the Security Agreement) are true and correct as of the date hereof.

2. No event or condition has occurred and is continuing that would constitute a Default or an Event of Default under the Loan Agreement or any other Operative Document.

3. Each Borrower is in compliance with the covenants and requirements contained in Articles IV, VI and VII of the Loan Agreement.

4. All conditions referred to in Article VIII of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied.

5. No material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of the Borrowers taken as a whole, whether or not arising from transactions in the ordinary course of business, has occurred.

Dated:                           , 199
      ---------------------------     --


                  CHADMOORE WIRELESS GROUP, INC.,
                  in its individual capacity as a Borrower and as Representative


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                   SCHEDULE 3

                               DISCLOSURE SCHEDULE

                                   SCHEDULE 4

                              CONDITIONS PRECEDENT


PART I:

At the time of execution and delivery of this Agreement, there shall also have been delivered to Lender:

(a)      The Warrants;

(b)      The Guaranty;

(c)      The Security Agreement;

(d) A favorable opinion of corporate counsel for the Borrowers, dated as of the closing date, as to the matters set forth in Exhibit D in form and substance satisfactory to Lender.

(e) A favorable opinion of FCC counsel for the Borrowers, dated as of the closing date, as to the matters set forth in Exhibit E in form and substance satisfactory to Lender.

(f) Copies, certified by the Secretary or Assistant Secretary of each Borrower as of the closing date, of each Borrower's charter documents and bylaws and of all documents evidencing action taken by such Borrower authorizing the execution, delivery and performance of the Operative Documents to which Borrower or such Guarantor is a party, in form and substance satisfactory to Lender and its counsel;

(g)      Good standing certificates for Borrower and each Guarantor from (i)

         such party's state of incorporation, (ii) the state in which such party's principal place of business is located, and (iii) the states in which such party operates or has employees, together with certificates of the applicable governmental authorities that Borrower or such Guarantor is in compliance with the franchise tax laws of each such state, each dated as of a recent date;

(h)      Evidence of the insurance coverage required by Section 6.01(f) of this

         Agreement;

(i)      All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Guaranty, the Security Agreement, the Warrants, the Notes and the other Operative Documents;

(j)      A closing agreement in form and substance satisfactory to Lender;

(k) Schedules and Exhibits to the Agreement in form and substance satisfactory to Lender;

(l)      A Disclosure Schedule in form and substance satisfactory to Lender;

(m)      All other documents as Lender shall have reasonably requested.


PART II

       On or prior to the Funding Date of each Loan, each of the items set forth in Part I of this Schedule 3 shall have been delivered to Lender and the following conditions shall have been satisfied or waived by Lender:

(a) Each Borrower shall have provided to Lender such documents, instruments and agreements as Lender shall have reasonably requested to evidence the perfection and priority of the security interests granted to Lender pursuant to the Security Agreement, including form UCC 1 Financing Statements, duly executed by the applicable Borrower;

(b) Each new Subsidiary of Borrower which has not previously become a party to the Loan Agreement, Security Agreement and the Guaranty, shall execute and deliver and become a party to the Loan Agreement, Security Agreement and the Guaranty;

(c) Each Borrower shall have delivered to Lender stock certificates, endorsed in blank, or shall take such other actions as are necessary to perfect the security interest of Lender in all of the Equity Securities of each Borrower;

(d) Each Borrower shall have delivered to Lender copies of schedules showing satisfactory categorization of the equipment constituting Collateral and installation expenses.

(e)      No Event of Default or Default shall have occurred and be continuing;

(f) The applicable Borrower shall have duly executed and delivered to Lender a Note prepared by Lender with respect to the Loan;

(g) In Lender's sole discretion, there shall not have occurred any material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of the Borrowers taken as a whole, whether or not arising from transactions in the ordinary course of business, and there shall not have occurred since the date first written on the cover page of this Agreement any material adverse deviation by the Borrowers from the Business Plan;

(h) The representations and warranties (as updated by the schedules attached to the Funding Certificate) contained in this Agreement and the other Operative Documents to which each Borrower is a party shall be true and correct in all material respects as if made on such Funding Date and any updated representations and warranties shall be acceptable to Lender;

(i)      Each of the Operative Documents remains in full force and effect;

(j) The Funding Date of the requested Loan shall not be later than the Commitment Termination Date; and

(k) With respect to each Loan made after the initial Loan, the Borrowers shall have delivered to Lender (i) a Collateral Value Certificate, duly executed by the Representative, in the form of Schedule 5 which shows that the collateral value (determined according to the methodology set forth in the Collateral Value Certificate) is not less than two times the aggregate principal amount of all Loans made to the Borrowers (including the Loan to be made as of the date of such Collateral Value Certificate) and (ii) an opinion of FCC counsel in the form attached to the Collateral Value Certificate.

                                   SCHEDULE 5


                          COLLATERAL VALUE CERTIFICATE

GATX Capital Corporation
Four Embarcadero Center
Suite 2200
San Francisco, CA  94111
Attn:  Roger Johanson

The  undersigned,                                 , being the duly  elected  and
acting of CHADMOORE WIRELESS GROUP, INC., a Colorado corporation, in its individual capacity as a Borrower and as designated representative ("Representative") of and on behalf of each other Borrower, does hereby certify to GATX CAPITAL CORPORATION, in connection with that certain Senior Secured Loan Agreement dated as of March 2, 1998 (the "Loan Agreement"; with other capitalized terms used herein having the meanings ascribed thereto in the Loan Agreement) that:

       (a) The undersigned is an officer of Borrower, holding the respective office set forth beneath the signature and is duly authorized to sign this certificate on behalf of Borrower.

       (b) The attached Schedule 1 accurately describes the FCC Licenses and Equipment owned by the Borrowers.

       (c) The valuation set forth below with respect to Equipment is based upon the book value of such Equipment.

       (d) The valuation set forth below with respect to FCC Licenses is based upon the valuations, as provided to Representative by Lender, set forth in the Bond & Pecaro appraisal delivered to Lender prior to the date of the Loan Agreement. Each such FCC License is owned by a wholly-owned Subsidiary of Chadmoore and is not subject or expected to be subject to any material investigation, notice of apparent liability, violation, forfeiture or other notice, order or complaint issued by or before the FCC, or any other notice, order or complaint issued by or before the FCC, or any other proceeding (other than proceedings of general applicability) that questions the validity of, contests or could reasonably be expected to threaten or adversely affect the validity or continued effectiveness of such FCC License.

       (e) The Collateral described on Schedule 1 hereto constitutes Collateral as defined in the Security Agreement and Lender has a perfected first priority security interest in such Collateral subject only to Permitted Liens.

       (f) Attached hereto is the opinion of FCC counsel required to be delivered in connection with this certificate.

The following calculations, which are based upon the foregoing information, are correct:

       1. The valuation as of , 19 , of the Collateral described in Schedule 1 hereto is as follows:

                         Valuation
Type of Collateral       ---------
------------------

(a)Financed Equipment    $
(b)FCC Licenses











Total:                   $


       2. The aggregate outstanding amount of the Loans is $                   .
The Total set forth in Section 1 is in excess of two times the aggregate outstanding amount of the Loans.


IN WITNESS WHEREOF, this Certificate has been executed as of the date set forth above.


                                   CHADMOORE WIRELESS GROUP, INC.


                                   By:
                                      ---------------------------
                                   Name:
                                   Title:

    Opinion of FCC Counsel to be Delivered With Collateral Value Certificate
   -------------------------------------------------------------------------


              , 199
GATX Capital Corporation
4 Embarcadero Center, Ste. 2200
San Francisco, CA  94111

RE: SENIOR SECURED LOAN AGREEMENT, BETWEEN GATX CAPITAL CORPORATION AND CHADMOORE WIRELESS GROUP, INC., AND ITS SUBSIDIARIES LISTED ON SCHEDULE 1 THERETO

Dear Sir or Madam:
We have acted as special communications counsel to Chadmoore Wireless Group, Inc. ("Chadmoore,,) in connection with the transaction contemplated by the SENIOR SECURED LOAN AGREEMENT ("Loan Agreement,,) dated as of March 2, 1999 by and between GATX Capital Corporation ("GATX,,) and Chadmoore and its subsidiaries listed on Schedule 1 thereto. This opinion is being delivered to you pursuant to Schedule 4, Part II (k)(2i) of the Loan Agreement.

For purposes of this Opinion, we hereby reaffirm and incorporate fully by reference herein our opinion letter of [February 26,] 1999 issued to you with respect to the Loan Agreement (the "Opinion,,). Without conducting any additional factual investigation, we hereby affirm that since the issuance of the Opinion, that we have no knowledge of any action taken by the Federal Communications Commission ("FCC,,) which would in any material way change or modify our Opinion with respect to the FCC licenses held or used by Chadmoore and its subsidiaries and the other topics contained therein. Moreover, we have no knowledge of any subsequent action by the FCC which would cause the FCC licenses held or used by Chadmoore and its subsidiaries not to be renewed by the FCC.

We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this Opinion. The foregoing Opinion is solely for the benefit of and may be relied upon solely by GATX [ADD NAMES OF ANY ADDITIONAL LENDERS]. Otherwise, this letter may not be quoted in whole or in part or otherwise be referred to, or be filed with or furnished to any governmental agency or other person or entity without the prior written consent of this firm.

Very truly yours,

Irwin, Campbell & Tannenwald, P.C.


-----------------------------
Peter Tannenwald, Vice President

                                   SCHEDULE 6


                         COLLATERAL RELEASE CERTIFICATE

GATX Capital Corporation
Four Embarcadero Center
Suite 2200
San Francisco, CA  94111
Attn:  Roger Johanson

The  undersigned,                       , being the duly  elected  and acting of
CHADMOORE WIRELESS GROUP, INC., a Colorado corporation, in its individual capacity as a Borrower and as designated representative ("Representative") of and on behalf of each other Borrower, does hereby certify to GATX CAPITAL CORPORATION, in connection with that certain Senior Secured Loan Agreement dated as of March 2, 1998 (the "Loan Agreement"; with other capitalized terms used herein having the meanings ascribed thereto in the Loan Agreement) that:

       (a) The undersigned is an officer of Borrower, holding the respective office set forth beneath the signature and is duly authorized to sign this certificate on behalf of Borrower.

       (b) The attached Schedule 1 accurately describes the FCC Licenses and Equipment owned by the Borrowers.

       (c) The valuation set forth below with respect to Equipment is based upon the book value of such Equipment.

       (d) The valuation set forth below with respect to FCC Licenses listed on
Schedule 1 is based upon an orderly liquidation value appraisal of such FCC Licenses conducted by an independent appraiser selected by Lender . Each such FCC License is owned by a wholly-owned Subsidiary of Chadmoore and is not subject or expected to be subject to any material investigation, notice of apparent liability, violation, forfeiture or other notice, order or complaint issued by or before the FCC, or any other notice, order or complaint issued by or before the FCC, or any other proceeding (other than proceedings of general applicability) that questions the validity of, contests or could reasonably be expected to threaten or adversely affect the validity or continued effectiveness of such FCC License.

       (e) The Collateral described on Schedule 1 hereto constitutes Collateral as defined in the Security Agreement and Lender has a perfected first priority security interest in such Collateral subject only to Permitted Liens.

       (f) Attached hereto is the opinion of FCC counsel required to be delivered in connection with this certificate.

       The following calculations, which are based upon the foregoing information, are correct:

       1. The valuation as of               , 19  , of the Collateral described
in Schedule 1 hereto is as follows:

                         Valuation
                         ---------
Type of Collateral
------------------

(a)Financed Equipment    $

(b)FCC Licenses













Total:                   $


       2. The aggregate outstanding amount of the Loans is $            . The
Total set forth in Section 1 is in excess of two times the aggregate outstanding amount of the Loans.


IN WITNESS WHEREOF, this Certificate has been executed as of the date set forth above.


                                             CHADMOORE WIRELESS GROUP, INC.


                                             By:
                                                --------------------------
                                             Name:
                                             Title:

   Opinion of FCC Counsel to be Delivered With Collateral Release Certificate
  ---------------------------------------------------------------------------

              , 199
GATX Capital Corporation
4 Embarcadero Center, Ste. 2200
San Francisco, CA  94111

RE: SENIOR SECURED LOAN AGREEMENT, BETWEEN GATX CAPITAL CORPORATION AND CHADMOORE WIRELESS GROUP, INC., AND ITS SUBSIDIARIES LISTED ON SCHEDULE 1 THERETO

Dear Sir or Madam:
We have acted as special communications counsel to Chadmoore Wireless Group, Inc. ("Chadmoore,,) in connection with the transaction contemplated by the SENIOR SECURED LOAN AGREEMENT ("Loan Agreement,,) dated as of March 2, 1999 by and between GATX Capital Corporation ("GATX,,) and Chadmoore and its subsidiaries listed on Schedule 1 thereto. This opinion is being delivered to you pursuant to Schedule 4, Part II (k)(2i) of the Loan Agreement.

For purposes of this Opinion, we hereby reaffirm and incorporate fully by reference herein our opinion letter of [February 26,] 1999 issued to you with respect to the Loan Agreement (the "Opinion,,). Without conducting any additional factual investigation, we hereby affirm that since the issuance of the Opinion, that we have no knowledge of any action taken by the Federal Communications Commission ("FCC,,) which would in any material way change or modify our Opinion with respect to the FCC licenses held or used by Chadmoore and its subsidiaries and the other topics contained therein. Moreover, we have no knowledge of any subsequent action by the FCC which would cause the FCC licenses held or used by Chadmoore and its subsidiaries not to be renewed by the FCC.

We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this Opinion. The foregoing Opinion is solely for the benefit of and may be relied upon solely by GATX [ADD NAMES OF ANY ADDITIONAL LENDERS]. Otherwise, this letter may not be quoted in whole or in part or otherwise be referred to, or be filed with or furnished to any governmental agency or other person or entity without the prior written consent of this firm.

Very truly yours,

Irwin, Campbell & Tannenwald, P.C.


-----------------------------
Peter Tannenwald, Vice President


EXHIBIT A

                            SECURED PROMISSORY NOTE



$                          Dated:  [Date], 199

       FOR VALUE RECEIVED, the undersigned, [BORROWER] ("Borrower"), a [state of formation] corporation/limited liability company, HEREBY PROMISES TO PAY to the order of GATX CAPITAL CORPORATION, a Delaware limited liability company ("Lender") the principal amount of ($ ) or such lesser amount as shall equal the aggregate outstanding principal balance of the Loan made by Lender to Borrower pursuant to the Senior Secured Loan Agreement referred to below (the "Loan Agreement") which is evidenced hereby, plus all accrued and unpaid interest, and all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement.

       The principal amount of this Note shall be payable in 20 consecutive quarterly installments of $ on the last Business Day of each calendar quarter
commencing on          . All unpaid principal and interest shall, in any event,
be payable no later than             .

       Interest on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is % per annum (based on a year of twelve 30 day months). All accrued interest shall be
payable on the last Business Day of each calendar quarter, commencing         .

       Principal, interest and all other amounts due with respect to the Loan evidenced by this Note, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement.

       This Note is the Note referred to in, and is entitled to the benefits of, the Senior Secured Loan Agreement, dated as of March 2, 1999, among Borrower, certain affiliates of Borrower and Lender. The Loan Agreement, among other things, (a) provides for the making of secured Loans by Lender to Borrower and/or certain affiliates of Borrower from time to time in an aggregate principal amount set forth therein, the indebtedness resulting from each such Loan being evidenced by a Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

       Prepayment of the Loan evidenced by this Note in whole or in part shall be permitted, if at all, only as set forth under the Loan Agreement and in the event of such permitted prepayment Borrower shall pay the premium set forth in the Loan Agreement. If the maturity of this Note and the Loan evidenced thereby is accelerated under the Loan Agreement, Borrower shall pay to Lender, in addition to principal, interest and all other amounts due with respect to this Note and the Loan, as liquidated damages for loss of Lender's benefit of the bargain and not as a penalty, an amount equal to the premium amounts specified in Sections 9.02(a) and (b) of the Loan Agreement.

       This Note and the Obligations are guarantied by certain Guarantors and secured under the Security Agreement.

       Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

       Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

       IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.


                                                  [BORROWER]



                                                  By:
                                                     ------------------------
                                                  Name:
                                                       ----------------------
                                                  Title:
                                                        ---------------------

                 LOAN, INTEREST RATE AND PAYMENTS OF PRINCIPAL


          Principal                     Scheduled
Date      Amount     Interest rate    Payment Amount  Notation By
----      ---------  -------------    --------------  -----------

                                   EXHIBIT B

                            FORM OF LANDLORD CONSENT



[RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

GATX CAPITAL CORPORATION
Four Embarcadero Center, Suite 2200
San Francisco, CA  94111
Attn:  Contract Administration]



                          LANDLORD'S WAIVER AND CONSENT

       THIS LANDLORD'S WAIVER AND CONSENT (this "Waiver"), dated as of
                  , 199   , is executed by and between

 ("Landlord") and GATX Capital Corporation, a Delaware limited liability company ("Lender").

                                    RECITALS
                                    --------

       A. Landlord and ("Tenant") are parties to a               , dated as of
                    , 19    (together with any other agreement between Landlord
and Tenant relating to the Premises, as defined below, all as amended from time to time, to be referred to herein collectively as the "Lease"), pursuant to which Landlord has leased to Tenant that certain real property commonly known as , and more particularly described in Attachment 1 hereto (the "Premises").

       B. Tenant and Lender intend to or have entered into a Loan and Security Agreement dated as of March 2, 1999 (the "Loan Agreement") pursuant to which Lender has agreed or will agree to make loans to Tenant from time to time secured by certain equipment (the "Equipment") which will be located on the Premises.

                                    AGREEMENT
                                    ---------

       NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Lender hereby agree as follows:

       1. Waiver and Consent. Landlord hereby consents to the location of the Equipment on the Premises and does irrevocably waive, disclaim and relinquish and assign to Lender any and all rights to impose, receive, assert or enforce any lien, encumbrance, charge, security interest, ownership interest, claim or demand of any kind against or involving the Equipment, whether arising by common law, statute or consensually (under the Lease or otherwise) and whether now in existence or hereafter created, including, but not limited to, those for rent or other right of payment. This waiver, disclaimer, relinquishment and assignment shall survive the termination of the Lease. Landlord further agrees that (a) neither the Equipment nor any item thereof shall become part of, or otherwise be or become a fixture attached to, the Premises, notwithstanding the manner of the Equipment's annexation, the Equipment's adaptability to the uses and purposes for which the Premises are used, and the intentions of the party making the annexation; (b) the Equipment (or any item thereof) may be repossessed by Lender; and (c) in connection with such repossession or otherwise, Lender, and any of its agents and employees, may enter upon the Premises for the purposes of preparing for transport, disassembling, dismantling, loading and/or removing the Equipment (or any item thereof).

       2. Costs. Lender agrees to indemnify and hold the Landlord harmless from any out pocket costs incurred by Landlord for any physical damage to the Premises caused by Lender solely from the exercise of its rights under clauses
(b) or (c) of Paragraph 1 above.

       3. Lease Defaults. Landlord further agrees to provide Lender with telephonic confirmation of any default or event of default under the Lease upon inquiry by Lender.

       4. Miscellaneous. All the terms and provisions of this Waiver shall be binding on and inure to the benefit of the respective successors and assigns of Landlord and Lender. Headings in this Waiver are for convenience of reference only and are not part of the substance hereof. This Waiver shall be governed by and construed in accordance with the laws of the State of California.

       IN WITNESS WHEREOF, Landlord and Lender have executed this Waiver as of the date and year first written above.

                                                  LANDLORD:



                                                  By:
                                                     ------------------------
                                                  Name:
                                                       ----------------------
                                                  Title:
                                                        ---------------------


                                                  LENDER:

                                                  GATX Capital Corporation



                                                  By:
                                                     ------------------------
                                                  Name:
                                                       ----------------------
                                                  Title:
                                                        ---------------------

                                   EXHIBIT C

                                FORM OF WARRANT

                                   EXHIBIT D

             MATTERS TO BE COVERED BY OPINION OF CORPORATE COUNSEL

                      (as to Borrower and each Guarantor)

                                 [SEE ATTACHED]

                                   EXHIBIT E
                MATTERS TO BE COVERED BY OPINION OF FCC COUNSEL

                      (as to Borrower and each Guarantor)

                                 [SEE ATTACHED]

                                   EXHIBIT F
                                    FORM OF

                                BORROWER JOINDER
                                ----------------

THIS  BORROWER  JOINDER (this  "Agreement"),  dated as of            ,      , is
executed by [NEW SUBSIDIARY],  a             [corporation]  [partnership] [etc.]
("New Subsidiary"), in favor of GATX CAPITAL CORPORATION (the "Lender").

RECITALS

A. Pursuant to a Loan Agreement dated as of March 2, 1999 (as amended from time to time, the "Loan Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore") and the Subsidiaries of Chadmoore (together with Chadmoore, the "Borrowers") listed therein and Lender, Lender has agreed to extend loans to Borrowers upon the terms and subject to the conditions set forth therein.

B. The Lender's obligation to extend loans to Borrowers under the Loan Agreement is subject, among other conditions, to receipt by lender of a Guaranty, dated as of the March 2 , 1999 (the "Guaranty"), duly executed by Chadmoore and each of its Subsidiaries and a Security Agreement, dated as of March 2, 1999 (the "Security Agreement") duly executed by Chadmoore and each of its Subsidiaries.

C. Pursuant to Section 6.01(g) of the Loan Agreement, each new Subsidiary of Chadmoore that is created prior to the Commitment Termination Date is required to become a Borrower under the Loan Agreement, a Guarantor under the Guaranty and a Grantor under the Security Agreement, by delivering and executing this Agreement to the Lender.

         D. New  Subsidiary  is a new  Subsidiary  of  Chadmoore  and expects to
derive   substantial   direct  and  indirect   benefit  from  the   transactions
contemplated by the Loan Agreement.

                                   AGREEMENT
                                   ---------

NOW,  THEREFORE,  in  consideration of the above recitals and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, New Subsidiary hereby agrees with Lender, as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. New Subsidiary acknowledges receipt of copies of the Loan Agreement, the Guaranty, the Security Agreement and the other Operative Documents.

2. Representations and Warranties. On and as of the date of this Agreement (the "Effective Date") and for the benefit of the Lender, New Subsidiary hereby makes each of the representations and warranties made by (i) each Borrower in the Loan Agreement, (ii) each Guarantor in the Guaranty and (iii) each Grantor in the Security Agreement.

3. Agreement to be Bound. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Borrower under the Loan Agreement, a Guarantor under the Guaranty and a Grantor under the Security Agreement and shall be bound by all the provisions of the Loan Agreement, the Guaranty and the Security Agreement to the same extent as if New Subsidiary had executed the Loan Agreement, the Guaranty and the Security Agreement on the Closing Date.

4. Waiver. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Loan Agreement, the Guaranty and the Security Agreement and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Loan Agreement, the Guaranty and the Security Agreement.

5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.


                                                  [NEW SUBSIDIARY]


                                                  By:
                                                     ------------------------
                                                  Name:
                                                       ----------------------
                                                  Title:
                                                        ---------------------


Address:
[                                 ]
 ---------------------------------
[                                 ]
 ---------------------------------
[                                 ]
 ---------------------------------
Attn:
     -----------------------------
Telephone:
          ------------------------
Facsimile:
          ------------------------

                                   EXHIBIT G

                                    GUARANTY

                                   EXHIBIT H

                               SECURITY AGREEMENT

                                   EXHIBIT I

                                  BUSINESS PLAN

                                   EXHIBIT J

                         FORMS OF MANAGMENT AGREEMENTS